Exhibit 10.2

NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
AS ADOPTED ON FEBRUARY 12, 2015
AS AMENDED ON APRIL 2, 2015
AS AMENDED ON FEBRUARY 3, 2016
AS AMENDED ON APRIL 28, 2017
AS AMENDED ON FEBRUARY 16, 2018
AS AMENDED ON OCTOBER 25, 2018
AS AMENDED ON JUNE 25, 2019
AS AMENDED ON JANUARY 19, 2021
AS AMENDED ON APRIL 24, 2021
AS AMENDED ON MAY 14, 2021
AS AMENDED ON OCTOBER 11, 2021
AS AMENDED ON JUNE 7, 2022
AS AMENDED ON APRIL 10, 2023
AS AMENDED ON JUNE 30, 2024
AS AMENDED ON APRIL 24, 2025
1.    PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries by offering eligible persons an opportunity to participate in the Company’s future performance through the grant of Awards covering Shares. Capitalized terms not defined in the text are defined in Section 14 hereof. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan that is required in law only because of Section 25102(o) need not apply if the Committee so provides.
2.    SHARES SUBJECT TO THE PLAN.
2.1    Number of Shares Available. Subject to Sections 2.2 and 11 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 208,135,100 Shares. Subject to Sections 2.2 and 11 hereof, Shares subject to Awards that are cancelled, forfeited, settled in cash, used to pay withholding obligations or pay the exercise price of an Option or that expire by their terms at any time will again be available for grant and issuance in connection with other Awards. In the event that Shares previously issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, right of first refusal, or repurchase by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed 416,270,200 Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan (the “ISO Limit”). Subject to Sections 2.2 and 11 hereof, in the event that the number of Shares reserved for issuance under the Plan is increased, the ISO Limit shall be automatically increased by such number of Shares such that the ISO Limit equals (a) two (2) multiplied by (b) the number of Shares reserved for issuance under the Plan.

2.2    Adjustment of Shares. In the event that the number of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or other change in the capital structure of the Company affecting Shares without consideration, then in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, and (c) the Purchase Prices of and/or number of Shares subject to other outstanding Awards will (to the extent appropriate) be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.
3.    PLAN FOR BENEFIT OF SERVICE PROVIDERS.
3.1    Eligibility. The Committee will have the authority to select persons to receive Awards. ISOs (as defined in Section 4 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 4 hereof) and all other types of Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction when Rule 701 is to apply to the Award granted for such services. A person may be granted more than one Award under this Plan.
3.2    No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary or limit in any way the right of the Company or any Parent or Subsidiary to terminate Participant’s employment or other relationship at any time, with or without Cause.
4.    OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following.
4.1    Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.
4.2    Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
4.3    Exercise Period. Options may be exercisable within the time or upon the events determined by the Committee in the Award Agreement and may be awarded as immediately exercisable but subject to repurchase pursuant to Section 10 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that (a) no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and (b) no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
4.4    Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and shall not be less than the Fair Market Value per Share unless expressly determined in writing by the Committee on the Option’s date of grant; provided that the Exercise Price of an ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 8 hereof.
4.5    Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (a) the number of Shares being purchased, (b) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (c) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Each Participant’s Exercise Agreement may be modified by (i) agreement of Participant and the Company or (ii) substitution by the Company, upon becoming a public company, in order to add the payment terms set forth in Section 8.1 that apply to a public company and such other terms as shall be necessary or advisable in order to exercise a public company option. Upon exercise of an Option, Participant shall execute and deliver to the Company the Exercise Agreement then in effect, together with payment in full of the Exercise Price for the number of Shares being purchased and payment of any applicable taxes. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.2 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
4.6    Termination. Subject to earlier termination pursuant to Sections 11 and 13.3 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following terms and conditions.
4.6.1    Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant ceases to be an employee deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

4.6.2    Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, after the Termination Date as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant ceases to be an employee when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant ceases to be an employee when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.
4.6.3    For Cause. If the Participant is terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.
4.7    Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.
4.8    Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 13.1 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
4.9    Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 4.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 4.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.

4.10    No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code.
5.    RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following terms and conditions.
5.1    Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.
5.2    Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with Section 8 hereof.
5.3    Dividends and Other Distributions. Participants holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Committee provides otherwise at the time of award. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
5.4    Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Sections 9 and 10 hereof or, with respect to a Restricted Stock Award to which Section 25102(o) is to apply, such other restrictions not inconsistent with Section 25102(o).
6.    RESTRICTED STOCK UNITS.
6.1    Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an Award covering a number of Shares that may be settled in cash, or by issuance of those Shares at a date in the future. No Purchase Price shall apply to an RSU settled in Shares. All grants of Restricted Stock Units will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.
6.2    Form and Timing of Settlement. To the extent permissible under applicable law, the Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code (or any successor) and any regulations or rulings promulgated thereunder. Payment may be made in the form of cash or whole Shares or a combination thereof, all as the Committee determines.
7.    STOCK APPRECIATION RIGHTS.
7.1    Awards of SARs. Stock Appreciation Rights (“SARs”) may be settled in cash, or Shares (which may consist of Restricted Stock or RSUs), having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of exercise over the Exercise Price and the number of Shares with respect to which the SAR is being settled. All grants of SARs made pursuant to this Plan will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.
7.2    Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The Award Agreement shall set forth the Expiration Date; provided that no SAR will be exercisable after the expiration of ten years from the date the SAR is granted.
7.3    Exercise Price. The Committee will determine the Exercise Price of the SAR when the SAR is granted, and which may not be less than the Fair Market Value on the date of grant and may be settled in cash or in Shares.
7.4    Termination. Subject to earlier termination pursuant to Sections 11 and 13.1 hereof and notwithstanding the exercise periods set forth in the Award Agreement, exercise of SARs will always be subject to the following terms and conditions.
7.4.1    Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s SARs only to the extent that such SARs are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee. SARs must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period after the Termination Date as may be determined by the Committee) but in any event, no later than the expiration date of the SARs.
7.4.2    Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s SARs may be exercised only to the extent that such SARs are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such SARs must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period after the Termination Date as may be determined by the Committee) but in any event no later than the expiration date of the SARs.
7.4.3    For Cause. If the Participant is terminated for Cause, the Participant may exercise such Participant’s SARs, but not to an extent greater than such SARs are exercisable as to Vested

Shares upon the Termination Date and Participant’s SARs shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.
8.    PAYMENT FOR PURCHASES AND EXERCISES.
8.1    Payment in General. Payment for Shares acquired pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:
(a)    by cancellation of indebtedness of the Company owed to the Participant;
(b)    by surrender of shares of the Company that are clear of all liens, claims, encumbrances or security interests and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Participant in the public market;
(c)    by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value (if any) of the Shares must be paid in cash or other legal consideration permitted by the laws under which the Company is then incorporated or organized;
(d)    by waiver of compensation due or accrued to the Participant from the Company for services rendered;
(e)    by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;
(f)    subject to compliance with applicable law, provided that a public market for the Company’s Common Stock exists, by exercising through a “same day sale” commitment from the Participant and a broker-dealer whereby the Participant irrevocably elects to exercise the Award and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price or Purchase Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price or Purchase Price directly to the Company; or
(g)    by any combination of the foregoing or any other method of payment approved by the Committee.
8.2    Withholding Taxes.
8.2.1    Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable tax withholding requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy applicable tax withholding requirements.
8.2.2    Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum tax withholding obligation by electing to have the Company withhold from the Shares to be issued up to the minimum number of Shares having a Fair Market Value on the date that the amount of tax to be withheld is to be determined that is not more than the minimum amount to be withheld; or to arrange a mandatory “sell to cover” on Participant’s behalf (without further authorization) but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. Any elections to have Shares withheld or sold for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.
9.    RESTRICTIONS ON AWARDS.
9.1    Transferability. Except as permitted by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the NQSOs are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “family member” as that term is defined in Rule 701, and may not be made subject to execution, attachment or similar process. For the avoidance of doubt, the prohibition against assignment and transfer applies to a stock option and, prior to exercise, the shares to be issued on exercise of a stock option, and pursuant to the foregoing sentence shall be understood to include, without limitation, a prohibition against any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” or any “call equivalent position” (in each case, as defined in Rule 16a-1 promulgated under the Exchange Act). During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative. The terms of an Option shall be binding upon the executor, administrator, successors and assigns of the Participant who is a party thereto.
9.2    Securities Law and Other Regulatory Compliance. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply with respect to a particular Award to which Section 25102(o) will not apply. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure so do.

9.3    Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. Without prior stockholder approval the Committee may reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them). The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.
10.    RESTRICTIONS ON SHARES.
10.1    Privileges of Stock Ownership. No Participant will have any of the rights of a stockholder with respect to any Shares until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased as described in this Section 10.
10.2    Rights of First Refusal and Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, provided that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act and (b) a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time.
10.3    Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the certificate. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
10.4    Securities Law Restrictions. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the

Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
11.    CORPORATE TRANSACTIONS.
11.1    Acquisitions or Other Combinations. In the event that the Company is subject to an Acquisition or Other Combination, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Acquisition or Other Combination, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Acquisition or Other Combination:
(a)    The continuation of such outstanding Awards by the Company (if the Company is the successor entity).
(b)    The assumption of outstanding Awards by the successor or acquiring entity (if any) in such Acquisition or Other Combination (or by any of its Parents, if any), which assumption, will be binding on all Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) and Section 409A of the Code. For the purposes of this Section 11, an Award will be considered assumed if, following the Acquisition or Other Combination, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Acquisition or Other Combination, the consideration (whether stock, cash, or other securities or property) received in the Acquisition or Other Combination by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Acquisition or Other Combination is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Acquisition or Other Combination.
(c)    The substitution by the successor or acquiring entity in such Acquisition or Other Combination (or by any of its Parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code).
(d)    The full or partial exercisability or vesting and accelerated expiration of outstanding Awards.
(e)    The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its Parent, if any) with a Fair Market Value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled without consideration if such

Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates when the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that without the Participant’s consent, the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 11.1(e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
(f)    The cancellation of outstanding Awards in exchange for no consideration. Immediately following an Acquisition or Other Combination, outstanding Awards shall terminate and cease to be outstanding, except to the extent such Awards, have been continued, assumed or substituted, as described in Sections 11.1(a), (b) and/or (c).
11.2    Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (a) granting an Award under this Plan in substitution of such other entity’s award or (b) assuming and/or converting such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other entity had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another entity, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option or SAR rather than assuming an existing option or stock appreciation right, such new Option or SAR may be granted with a similarly adjusted Exercise Price.
12.    ADMINISTRATION.
12.1    Committee Authority. This Plan will be administered by the Committee or the Board if no Committee is created by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:
(a)    construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)    prescribe, amend, expand, modify and rescind or terminate rules and regulations relating to this Plan;
(c)    approve persons to receive Awards;
(d)    determine the form and terms of Awards;
(e)    determine the number of Shares or other consideration subject to Awards granted under this Plan;

(f)    determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g)    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
(h)    grant waivers of any conditions of this Plan or any Award;
(i)    determine the terms of vesting, exercisability and payment of Awards to be granted pursuant to this Plan;
(j)    correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;
(k)    determine whether an Award has been earned;
(l)    extend the vesting period beyond a Participant’s Termination Date;
(m)    adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;
(n)    delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as may otherwise be permitted by applicable law;
(o)    change the vesting schedule of Awards under the Plan prospectively in the event that the Participant’s service status changes between full and part time status in accordance with Company policies relating to work schedules and vesting of awards; and
(p)    make all other determinations necessary or advisable in connection with the administration of this Plan.
12.2    Committee Composition and Discretion. The Board may delegate full administrative authority over the Plan and Awards to a Committee consisting of at least one member of the Board (or such greater number as may then be required by applicable law). Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (a) at the time of grant of the Award, or (b) subject to Section 4.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. To the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided that each such officer is a member of the Board.
12.3    Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
12.4    Governing Law. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.
13.    EFFECTIVENESS, AMENDMENT AND TERMINATION OF THE PLAN.
13.1    Adoption and Stockholder Approval. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option or SAR may be exercised prior to initial stockholder approval of this Plan; (b) no Option or SAR granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards for which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply shall be canceled, any Shares issued pursuant to any such Award shall be canceled and any purchase of such Shares issued hereunder shall be rescinded; and (d) Awards (to which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply) granted pursuant to an increase in the number of Shares approved by the Board which increase is not approved by stockholders within the time then required under Section 25102(o) shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.
13.2    Term of Plan. Unless earlier terminated as provided herein, this Plan will automatically terminate ten (10) years after the later of (i) the Effective Date, or (ii) the most recent increase in the number of Shares reserved under Section 2 that was approved by stockholders.
13.3    Amendment or Termination of Plan. Subject to Section 4.9 hereof, the Board may at any time (a) terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan and (b) terminate any and all outstanding Options or SARs upon a dissolution or liquidation of the Company, followed by the payment of creditors and the distribution of any remaining funds to the Company’s stockholders; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) or pursuant to the Code or the regulations promulgated under the Code as such provisions apply to ISO plans. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Award previously granted under the Plan.

14.    DEFINITIONS. For all purposes of this Plan, the following terms will have the following meanings.
“Acquisition,” for purposes of Section 11, means:
(a)    any consolidation or merger in which the Company is a constituent entity or is a party in which the voting stock and other voting securities of the Company that are outstanding immediately prior to the consummation of such consolidation or merger represent, or are converted into, securities of the surviving entity of such consolidation or merger (or of any Parent of such surviving entity) that, immediately after the consummation of such consolidation or merger, together possess less than fifty percent (50%) of the total voting power of all voting securities of such surviving entity (or of any of its Parents, if any) that are outstanding immediately after the consummation of such consolidation or merger;
(b)    a sale or other transfer by the holders thereof of outstanding voting stock and/or other voting securities of the Company possessing more than fifty percent (50%) of the total voting power of all outstanding voting securities of the Company, whether in one transaction or in a series of related transactions, pursuant to an agreement or agreements to which the Company is a party and that has been approved by the Board, and pursuant to which such outstanding voting securities are sold or transferred to a single person or entity, to one or more persons or entities who are Affiliates of each other, or to one or more persons or entities acting in concert; or
(c)    the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Company and/or any Subsidiary or Subsidiaries of the Company, of all or substantially all the assets of the Company and its Subsidiaries taken as a whole, (or, if substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by one or more Subsidiaries, the sale or disposition (whether by consolidation, merger, conversion or otherwise) of such Subsidiaries of the Company), except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company (an “Acquisition by Sale of Assets”).
“Affiliate” of a specified person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified (where, for purposes of this definition, the term “control” (including the terms controlling, controlled by and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.
“Award” means any award pursuant to the terms and conditions of this Plan, including any Option, Restricted Stock Unit, Stock Appreciation Right or Restricted Stock Award.
“Award Agreement” means, with respect to each Award, the signed written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award as approved by the Committee. For purposes of the Plan, the Award Agreement may be executed via written or electronic means.
“Board” means the Board of Directors of the Company.
“Cause” means Termination because of (a) Participant’s unauthorized misuse of the Company or a Parent or Subsidiary of the Company’s trade secrets or proprietary information, (b) Participant’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude, (c) Participant’s committing an act of fraud against the Company or a Parent or Subsidiary of the Company or (d) Participant’s gross negligence or willful misconduct in the performance of his or her duties that has had or will have a material adverse effect on the Company or Parent or Subsidiary of the Company’ reputation or business.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the committee created and appointed by the Board to administer this Plan, or if no committee is created and appointed, the Board.
“Company” means Navan, Inc., or any successor corporation.
“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price” means the price per Share at which a holder of an Option may purchase Shares issuable upon exercise of the Option.
“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:
(a)    if such Common Stock is then publicly traded on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
(b)    if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Committee may determine); or
(c)    if none of the foregoing is applicable to the valuation in question, by the Committee in good faith.
“Option” means an award of an option to purchase Shares pursuant to Section 4 of this Plan.
“Other Combination” for purposes of Section 11 means any (a) consolidation or merger in which the Company is a constituent entity and is not the surviving entity of such consolidation or merger or (b) any conversion of the Company into another form of entity; provided that such consolidation, merger or conversion does not constitute an Acquisition.
“Parent” of a specified entity means, any entity that, either directly or indirectly, owns or controls such specified entity, where for this purpose, “control” means the ownership of stock, securities or other interests that possess at least a majority of the voting power of such specified entity (including indirect ownership or control of such stock, securities or other interests).

“Participant” means a person who receives an Award under this Plan.
“Plan” means this 2015 Equity Incentive Plan, as amended from time to time.
“Purchase Price” means the price at which a Participant may purchase Restricted Stock pursuant to this Plan.
“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award under this Plan.
“Restricted Stock Award” means an award of Shares pursuant to Section 5 hereof.
“Restricted Stock Unit” or “RSU” means an award made pursuant to Section 6 hereof.
“Rule 701” means Rule 701 et seq. promulgated by the Commission under the Securities Act.
“SEC” means the Securities and Exchange Commission.
“Section 25102(o)” means Section 25102(o) of the California Corporations Code.
“Securities Act” means the Securities Act of 1933, as amended.
“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2.2 and 11 hereof, and any successor security.
“Stock Appreciation Right” or “SAR” means an award granted pursuant to Section 7 hereof.
“Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns stock or other equity securities representing fifty percent (50%) or more of the total combined voting power of all classes of stock or other equity securities in one of the other entities in such chain.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services while the Participant is on a bona fide leave of absence, if such leave was approved by the Company in writing. In the case of an approved leave of absence, the Committee may make such provisions respecting crediting of service, including suspension of vesting of the Award (including pursuant to a formal policy adopted from time to time by the Company) it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).
“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement for an Award.
“Vested Shares” means “Vested Shares” as defined in the Award Agreement.
* * * * * * * * * * *

GLOBAL NOTICE OF RESTRICTED STOCK UNIT AWARD
NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
Terms defined in the Company’s 2015 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Global Notice of Restricted Stock Unit Award (“Notice of Grant”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.
The Participant named below has been granted an award of restricted stock units (“RSUs”), subject to the terms and conditions of the Plan and the attached Global Restricted Stock Unit Agreement, including any additional terms and conditions for Participants located outside the U.S. set forth in the addendum attached thereto (the “Addendum,” and, together with the Global Restricted Stock Unit Agreement, “Agreement”), all of which are incorporated herein by reference, as follows:
Participant Name:
Address:
Total Number of RSUs:
RSU Grant Date:
Vesting Commencement Date:
Expiration Date: The earlier to occur of: (a) the date on which settlement of all vested RSUs granted hereunder occurs and (b) the seventh anniversary of the Grant Date.
Vesting:
(a)    Two-Tiered Vesting. The vesting of the RSUs is conditioned on satisfaction of two vesting requirements before the Expiration Date or earlier termination of the RSUs pursuant to the Plan or the Agreement: a time- and service-based requirement (the “Service Requirement”) and a liquidity-event requirement (the “Liquidity Event Requirement”), each as described below.
(i)    Service Requirement. For so long as Participant is in Continuous Service through each applicable date, the Time and Service Requirement will be satisfied as to (i) twenty-five percent (25%) of the Total Number of RSUs (as set forth above) subject to this award on the first anniversary of the Vesting Commencement Date, and (ii) an additional 1/16 of the Total Number of RSUs thereafter on each subsequent March 20, June 20, September 20 and December 20 (each, a “Quarterly Vesting Date”).
(ii)    Liquidity Event Requirement. The Liquidity Event Requirement will be satisfied on the earliest to occur of: (i) the date that is the earlier of (1) six (6) months after the effective date of the initial public offering of the Company’s Common Stock pursuant to an effective registration statement filed under the Securities Act (the “IPO”) (provided that the IPO occurs by the seventh year anniversary of the RSU Grant Date) and (2) March 15 of the calendar year following the year in which the IPO was declared effective (provided that such date occurs by the seventh year anniversary of the grant date); (ii) the date of an Acquisition or Other

Combination (as such terms are defined in the Plan), but only if constituting a permissible payment event as a change in ownership, effective control, or sale of substantially all of the assets, as provided under Section 409A (provided that such date occurs by the seventh year anniversary of the RSU Grant Date) (the earliest of the prong (i) or (ii) to occur, the “Initial Vesting Event”).
(b)    RSUs Vested at Initial Vesting Event. If at the time of the Initial Vesting Event Participant is not providing service to the Company or a Parent or Subsidiary of the Company and did not meet the Time and Service Requirement with respect to any portion of the RSUs, then no portion of the RSUs shall vest. If at the time of the Initial Vesting Event, Participant is in service or has ceased to be in service but did meet the Time and Service Requirement with respect to any portion of the RSUs, then the RSUs shall vest as to the number of RSUs, if any, that have satisfied the Time and Service Requirement as of the Initial Vesting Event in accordance with clause (a)(i) above.
(c)    RSUs Vested after Initial Vesting Event. If Participant is in service at the time of the Initial Vesting Event, then with respect to RSUs that have not vested as of such Initial Vesting Event under the preceding clause (b) above, vesting shall continue after the Initial Vesting Event in accordance with the Time and Service Requirement set forth in clause (a)(i) above (each subsequent vesting date, a “Subsequent Vesting Event”).
“Continuous Service” means Participant continues to provide services as an employee, officer, director or consultant to the Company or a Subsidiary or Parent of the Company.
Settlement: Vested RSUs shall be settled no later than March 15 of the calendar year following the calendar year in which each Vesting Event occurs or, if later, at such time as may be permitted under 1.409A-1(b)(4) as a “short-term deferral.” Settlement means the delivery of the Shares vested under an RSU. Settlement of RSUs on any Vesting Event shall be in Shares. Settlement of vested RSUs shall occur whether or not Participant is in Continuous Service at the time of settlement. No fractional RSUs or rights for fractional Shares shall be created pursuant to this Notice of Grant.
To the extent permissible under applicable law, Participant understands that Participant’s employment or consulting relationship with the Company or any Parent or Subsidiary of the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”) and that nothing in this Notice of Grant, the Agreement or the Plan changes the at-will nature of that relationship, as applicable. Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant is conditioned on the occurrence of an Initial Vesting Event or a Subsequent Vesting Event. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the Agreement and the Plan, each of which are incorporated herein by reference. Participant has read both the Agreement and the Plan.
By Participant’s acceptance hereof (whether written, electronic or otherwise), Participant agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Participant accepts the electronic delivery of any documents the Company, or any third party involved in administering the Plan which the Company may designate, may deliver in connection with this grant (including the Plan, the Notice of Grant, this Agreement, any disclosures provided pursuant to Rule 701, account statements or other communications or information) whether via the Company’s intranet or the internet site of another third party or via email, or other means of electronic delivery specified by the Company.

By Participant’s and the Company’s acceptance hereof (in each case, whether written, electronic or otherwise), Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and the Agreement, which are attached to and made a part of this Notice of Grant. Participant acknowledges that there may be adverse tax consequences as a result of the RSUs (including upon grant or settlement of the RSUs or disposition of the Shares) and that Participant should consult a tax adviser qualified in the countries in which Participant is subject to taxation generally about the taxation of the RSUs. Participant agrees and acknowledges that the vesting schedule may change prospectively in the event that Participant’s service status changes between full and part-time status in accordance with any applicable Company policies relating to work schedules and vesting of equity awards.
Navan, Inc.

By/Signature:	Participant’s Signature:

Typed Name:	Participant’s Name:

Title:
ATTACHMENT:
Exhibit A – Global Restricted Stock Unit Agreement (including Addendum)

Exhibit A
Global Restricted Stock Unit Agreement

GLOBAL RESTRICTED STOCK UNIT AGREEMENT
NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
Participant has been granted RSUs subject to the terms, restrictions and conditions of the Company’s 2015 Equity Incentive Plan (the “Plan”), the Global Notice of Restricted Stock Unit Award (“Notice of Grant”) and this Global Restricted Stock Unit Agreement, including any additional terms and conditions for Participants located outside the U.S. set forth in the addendum attached hereto (the “Addendum” and, together with this Global Restricted Stock Unit Agreement, this “Agreement”). Unless otherwise defined herein or in the Notice of Grant, the terms defined in the Plan shall have the same defined meanings in this Agreement.
1.    NO STOCKHOLDER RIGHTS. Until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares. As a condition to the issuance of any Shares in settlement of vested RSUs, Participant agrees to enter into a joinder to be bound by any stockholders’ agreement by and between the Company and its stockholders in force from time to time.
2.    DIVIDEND EQUIVALENTS. Dividend equivalents, if any, shall not be credited to Participant in respect of Participant’s RSUs, except as otherwise permitted by the Committee.
3.    NO TRANSFER. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, other than by will or by the laws of descent and distribution. Any transferee who receives an interest in the RSU or the underlying Shares upon the death of Participant shall acknowledge in writing that the RSU shall continue to be subject to the restrictions set forth in this Section 3.
(a)    Any RSUs that vest in accordance with the Vesting Schedule in the Notice of Grant will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any Tax-Related Obligations as defined and as set forth in Section 8.
(b)    Death of Participant. Any distribution or delivery to be made to Participant under this RSU Agreement will, if Participant was a U.S. resident and is then deceased, be made to the administrator or executor of Participant’s estate. Any distribution or delivery to be made to Participant under this RSU Agreement will, if Participant was not a U.S. resident and is then deceased, be made to the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
4.    TERMINATION. The RSUs shall terminate on the Expiration Date or earlier as provided in this Agreement or the Plan. If Participant’s Continuous Service terminates for any reason, all RSUs for which vesting is no longer possible under the terms of the Notice of Grant and this Agreement shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. If Participant’s Continuous Service terminates prior to an Initial Vesting Event and Participant had not satisfied any portion of the Service Requirement as of the date that Participant’s Continuous Service terminated, then all RSUs awarded in the Notice of Grant and this Agreement shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether or when any such termination of Continuous Service (a “Termination”) has occurred, the Committee shall have sole discretion to determine whether any such Termination has occurred and the date of such Termination. For the avoidance of doubt, Continuous Service during only a portion of the relevant period for meeting the Service Requirement, but where Participant's Continuous Service has terminated prior to a Quarterly Vesting Date, will not entitle Participant to meet the Service Requirement with respect to a pro-rata portion of the RSUs on any of the Quarterly Vesting Dates following the date of Termination.
5.    ACKNOWLEDGMENT. The Company and Participant agree that the RSUs are granted under and governed by the Notice of Grant, this Agreement, and the provisions of the Plan (incorporated herein by reference). Participant (i) acknowledges receipt of a copy of each of the foregoing documents, (ii) represents that Participant has carefully read and is familiar with their provisions and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
6.    RESTRICTIONS ON TRANSFER.
(a)    Restriction on Transfer. Participant shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of the Shares or any interest in the Shares issued pursuant to this Agreement (including, without limitation, a transfer by gift or operation of law) except with the Company’s prior written consent and in compliance with any applicable provisions of the Plan, this Agreement, the Company’s Bylaws, the Company’s then current insider trading policy, and applicable securities and other laws. The restrictions on transfer also include a prohibition on any short position, any “put equivalent position” or any “call equivalent position” by the RSU holder with respect to the RSU itself as well as any shares issuable upon settlement of the RSU prior to the settlement thereof until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.
(b)    Transferee Obligations. Each person (other than the Company) to whom the Shares or any interest therein are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) any applicable provisions of the Company’s Bylaws, (ii) the market stand-off provisions of Section 12 below and (iii) the other restrictions on transferability contained herein and in the Plan, to the same extent such Shares would be so subject if retained by Participant.
(c)    Purported Transfers. Any purported transfer of any Shares effected in violation of this Section 6 or otherwise in the Plan or this Agreement shall be null and void and shall have no force or effect and the Company shall not register any such purported transfer.
7.    NO OBLIGATION TO EMPLOY. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company (or any Subsidiary or Parent or Affiliate of the Company), or limit in any way the right of the Company (or, if different, the Subsidiary or Parent or Affiliate of the Company for which Participant is rendering services (the “Service Recipient”)) to terminate Participant’s employment or other relationship at any time, with or without cause, subject to applicable laws.
8.    RESPONSIBILITY FOR TAXES.
(a)    General. Regardless of any action the Company or the Service Recipient takes with respect to any and all applicable U.S. or non-U.S. federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account, withholding and other tax-related items related to the

RSUs and Participant’s participation in the Plan and legally or deemed legally applicable to Participant, including, as applicable, obligations of the Company or the Service Recipient that have been transferred to Participant (all the foregoing tax-related items, “Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax- Related Items is and remains Participant’s responsibility and that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including the grant, vesting or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends, and (ii) do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Participant acknowledges that if Participant is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Service Recipient may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Participant acknowledges that Participant’s liability for Tax-Related Items may exceed the amount actually withheld by the Company or the Service Recipient.
(b)    Arrangements to Satisfy Tax-Related Items. In connection with any relevant taxable or tax withholding event (“Tax Date”), as applicable, Participant will pay or make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Service Recipient or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following (to the extent permitted by applicable law): (i) accept a cash payment in the amount of Tax-Related Items, (ii) withhold an amount from Participant’s wages or other cash compensation which would otherwise be payable to Participant by the Company or any Parent or Subsidiary of the Company, (iii) withhold whole Shares which would otherwise be delivered to Participant having an aggregate fair market value as of the determination date sufficient to satisfy any such obligations, (iv) withhold from proceeds of the sale of Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization without further consent), or (v) any other arrangement approved by the Company; all under such rules as may be established by the Committee and in compliance with the Company’s insider trading policy and 10b5-1 trading plan policy, if applicable; provided, however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be through a mandatory sale under (iv) above.
(c)    Maximum Withholding. The Company and/or the Service Recipient may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including maximum withholding rates applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent amount in Shares) from the Company or the Service Recipient; otherwise, Participant may be able to seek a refund from the local tax authority. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority. If the obligation for Tax-Related Items is satisfied by withholding Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the RSUs, notwithstanding that a number of shares of Common Stock is held back solely for the purpose of paying the Tax-Related Items. Finally, Participant shall pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company shall have sole discretion to deliver the Shares if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items as described in this Section 8 and Participant unconditionally consents to and approves any such action taken by the Company. Participant (or any beneficiary or person entitled to act on Participant’s behalf) shall provide the Company with any forms, documents or other information reasonably required by the

Company in connection with the Company’s or the Service Recipient’s withholding and/or tax reporting obligations.
9.    CODE SECTION 409A. If Participant is a U.S. taxpayer, to the extent applicable, for purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of Termination of employment to be a “specified employee” under Section 409A, then the payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or the Service Recipient (ii) the date of Participant’s death following a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) of the Code in the absence of such a deferral. The first payment thereof will include a catch-up payment covering the amount that would have otherwise been paid during the period between Participant’s termination of employment and the first payment date but for the application of this provision, and the balance of the installments (if any) will be payable in accordance with their original schedule. The occurrence of the Initial Vesting Event prior to the Expiration Date is intended to be a “substantial risk of forfeiture,” within the meaning of Section 409A, and the settlements related to the Initial Vesting Date and any Subsequent Vesting Date are each intended to be an exempt “short-term deferral,” within the meaning of Section 409A and the Company intends that its initial tax position on its tax return will be consistent with this intent absent a change in legal guidance or other circumstance. To the extent that any provision of this Agreement is ambiguous as to its exemption from or compliance with Section 409A, the provision will be read in such a manner so that all payments hereunder are exempt from Section 409A to the maximum permissible extent and, for any payments where such construction is not reasonable, that those payments comply with Section 409A. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
10.    CERTAIN TAX CONSEQUENCES AND NO ADVICE REGARDING GRANT. PARTICIPANT SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH THE PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION BEFORE ACCEPTING THE RSUS, THE RSUS VEST OR SETTLE OR DISPOSING OF THE SHARES. The Company is not providing any tax, legal, or financial advice, nor is the Company making any representations or recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares. Participant has obtained any necessary advice from an appropriate independent professional adviser in relation to the Tax-Related Items in connection with the grant, vesting, settlement, assignment, cancellation or any other disposal of the RSUs pursuant to the Plan and on any subsequent sale of the Shares. In signing and returning this Agreement, Participant is confirming that appropriate advice has been sought from an independent adviser.
11.    COMPLIANCE WITH LAWS AND REGULATIONS.
(a)    General. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. If deemed necessary by the Company, any provision of this Agreement that is inconsistent with

Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The issuance and transfer of Shares shall be subject to and conditioned upon compliance by the Company and Participant (including any written representations, warranties and agreements as the Committee may request of Participant for compliance with applicable laws) with all applicable U.S. or non-U.S. federal, state or local securities laws or other law, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Company’s equity securities may then be listed or quoted, as they are in effect on the RSU Grant Date and also on the date of settlement. Participant may not be issued any Shares if such issuance would constitute a violation of any applicable U.S. or non-U.S. federal, state or local securities laws or other law or regulations or the requirements of any stock exchange or automated quotation system upon which the Shares or other equity securities of the Company may then be listed or quoted. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such Shares. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
(b)    Non-U.S. Participants. If Participant’s country of residence is other than the United States, Participant makes the following additional representations, warranties and agreements:
(i)    Participant is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to such Participant was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Participant is not acquiring the Shares for the account or benefit of any U.S. Person;
(ii)    Participant will not, during the Restricted Period applicable to the Shares included in the legend set forth in Section 13(b)(ii) below (the “Restricted Period”) and on any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S;
(iii)    Participant will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws; and
(iv)    Participant acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of this Agreement, the Plan or any of the restrictions set forth herein or therein.
12.    MARKET STANDOFF AGREEMENT. Participant agrees in connection with any registration of the Company’s securities under the Securities Act or other public offering that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Participant will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-stockholders generally. Further, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news, or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, if required by the underwriters or the Company, the restrictions imposed by this Section 12 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. For purposes of this Section 12, the term “Company” shall include any wholly-owned subsidiary of the company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Participant further agrees that the underwriters of any such public offering shall be third party beneficiaries of this Section 12 and agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.
13.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
(a)    General. The certificates representing the Shares issued hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, this Agreement, the Bylaws (if applicable), or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of the Company’s Common Stock are listed, and any applicable federal, foreign or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The certificates representing the Shares issued hereunder shall bear the following legends, in addition to any other legends deemed advisable by the Committee:
(i)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN RESTRICTED STOCK UNIT AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS (AND POSSIBLY LONGER) AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
(ii)    THE TRANSFER OF SECURITIES REFERENCED HEREIN IS SUBJECT TO RESTRICTIONS REQUIRING APPROVAL OF THE COMPANY PURSUANT TO AND IN ACCORDANCE WITH THE COMPANY’S BYLAWS, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SHARES OF STOCK THAT DOES NOT COMPLY WITH THE COMPANY’S BYLAWS.
(b)    Non-U.S. Participants; Regulation S. Participant understands and agrees that, if Participant’s country of residence is other than the United States, the certificates evidencing the Shares will bear the legend set forth below or similar legends:
(i)    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH

THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM.
(ii)    PRIOR TO A DATE THAT IS ONE YEAR STARTING FROM THE DATE OF SALE OF THE SHARES, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(K) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE SHARES MAY RESELL SUCH SHARES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES, PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.
(iii)    A HOLDER OF THE SHARES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT, PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE SHARES, RESELL THE SHARES TO A U.S. PERSON AS DEFINED BY RULE 902(K) OF REGULATION S UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.
(c)    Stop-Transfer Instructions. Participant agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(d)    Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
14.    AWARD SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT. The RSUs shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service that is applicable to executive officers, employees, directors or other service providers of the Company or any Parent or Subsidiary of the Company, and in addition to any other remedies available under such policy and applicable law may require the cancellation of Participant’s RSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s RSUs.
15.    NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to Participant at the last known address or facsimile number on the books of the Company, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: Chief Legal Officer.” Notices by facsimile shall be machine verified as received.
16.    GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of Santa Clara County, California, or the federal courts for the United States in Santa Clara County, and no other courts, where this grant is made and/or to be performed.
17.    ADDENDUM. Notwithstanding any provisions in this Global Restricted Stock Unit Agreement, the RSUs shall be subject to any additional terms and conditions set forth in the Addendum attached hereto if Participant’s country of residence is other than the United States, including the additional terms and conditions (if any) set forth beneath the name of such country on the Addendum. Moreover, if Participant relocates to a country other than the United States, the additional terms and conditions set forth in the Addendum, including the additional terms and conditions (if any) set forth beneath the name of such country on the Addendum, will apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes an integral part of this Agreement.
18.    FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired upon settlement thereof, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
19.    GENERAL PROVISIONS.
(a)    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

(b)    Entire Agreement. The Plan and the Notice of Grant are each incorporated herein by reference. This Agreement, the Notice of Grant and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.
(c)    Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.
(d)    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
(e)    Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the foregoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
(f)    Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant.
(g)    Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
* * * * *

ADDENDUM
TO
GLOBAL RESTRICTED STOCK UNIT AGREEMENT
NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Global Notice of Restricted Stock Unit Award and the Global Restricted Stock Unit Agreement to which this Addendum is attached and/or the Plan, as applicable.
Terms and Conditions
This Addendum includes additional terms and conditions that govern the RSUs granted to Participant under the Plan if Participant resides and/or works in one of the countries listed below.
If Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the RSU Grant Date, is a consultant, changes employment status to a consultant position or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the additional terms and conditions contained herein apply to Participant. References to the Service Recipient shall include any entity that engages Participant’s services.
Notifications
This Addendum also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is provided solely for the convenience of Participant and is based on the securities, exchange control and other laws in effect in the respective countries as of June 2024. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date by the time Participant vests in the RSUs, the RSUs are settled or Participant sells any acquired Shares.
In addition, the information contained in this Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.
Finally, Participant understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the RSU Grant Date, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Participant in the same manner.
TERMS AND CONDITIONS APPLICABLE TO NON-U.S. PARTICIPANTS
By accepting the RSUs, Participant understands, acknowledges, and agrees to the following:

1.    Data Privacy Information and Consent. The Company is located at 1501 Page Mill Road, Building 1 (Upper), Palo Alto, CA 94304, United States and grants awards to service providers of the Company and its Subsidiaries, Parent and Affiliates, at the Company’s sole discretion. If Participant would like to participate in the Plan, please review the following information about the Company’s data processing practices.
1.1    Data Collection and Usage. The Company and the Service Recipient, and its other Subsidiaries, Parent or Affiliates collect, process, transfer and use personal data about Plan participants that is necessary for the purpose of implementing, administering and managing the Plan. This personal data may include Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality and citizenship, job title, any shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, settled, vested, unvested or outstanding in Participant’s favor and any other personal information that could identify Participant (collectively, without limitation, “Data”), which the Company receives from Participant or the Service Recipient. If the Company offers Participant an award under the Plan, then the Company will collect Participant’s Data for purposes of allocating stock and implementing, administering and managing the Plan and will process such Data in accordance with the Company’s then-current data privacy policies, which are made available to Participant upon commencing service and also available upon request.
1.2    Stock Plan Administration Service Providers. The Company transfers Data to an independent stock plan administrator and other third parties based in the United States who are involved in assisting the Company with the implementation, administration and management of the Plan, including the Company’s legal and accounting counsel, escrow agents, transfer agents, and trustees. In the future, the Company may select a different service provider and share Participant’s Data with another company that serves in a similar manner. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. The Company’s service provider may open an account for Participant to receive Shares. Participant will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to Participant’s ability to participate in the Plan. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan.
1.3    Data Retention. The Company will use Participant’s Data only as long as is necessary to implement, administer and manage Participant’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This may mean Data may be retained until after Participant's Continuous Service ends, plus any additional time periods necessary for compliance with law, exercise or defense of legal rights, archiving, back-up and deletion purposes. When the Company no longer needs Participant’s Data, the Company will remove it from its systems. Participant understands that Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.

1.4    Consent; Voluntariness and Consequences of Denial or Withdrawal. Where permitted by applicable local law in the country where Participant resides, consent is a requirement for participation in the Plan. In such cases, by accepting this grant, Participant hereby agrees with the data processing practices as described in this notice and grants such consent to the processing and transfer of his or her Data as described in the Global Restricted Stock Unit Agreement and as necessary for the purpose of administering the Plan. Participant’s participation in the Plan and Participant’s grant of consent is purely voluntary. Participant may deny or withdraw his or her consent at any time; provided that if Participant does not consent, or if Participant withdraws his or her consent, Participant cannot participate in the Plan unless required by applicable law. This would not affect Participant’s compensation or his or her Continuous Service; Participant would merely forfeit the opportunities associated with the Plan.
1.5    Data Subject Rights. Participant has a number of rights under data privacy laws in his or her country. Depending on where Participant is based, Participant’s rights may include the right to (i) request access or copies of Participant’s Data the Company processes, (ii) have the Company rectify Participant’s incorrect Data and/or delete Participant’s Data, (iv) restrict processing of Participant’s Data, (v) have portability of Participant’s Data, (vi) lodge complaints with the competent tax authorities in Participant’s country and/or (vii) obtain a list with the names and addresses of any potential recipients of Participant’s Data. To receive clarification regarding Participant’s rights or to exercise Participant’s rights please contact the Company at 1501 Page Mill Road, Building 1 (Upper), Palo Alto, CA 94304 United States, Attn: Stock Administration.
1.6    Data Privacy Compliance for EEA+ Countries. If Participant resides and/or works in a member country of the European Union and/or the European Economic Area, Switzerland, or the United Kingdom (the “EEA+”) the following provisions supplement this Section 1:
(a)    To the satisfaction and on the direction of the Committee, all operations of the Plan and the RSUs (at the time of grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Service Recipient, the Company and any Parent or Subsidiary, as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016.
(b)    Participant has certain rights under data protection legislation as summarized below:
(i)    Right of Access. Participant has the right to obtain from us confirmation as to whether or not personal data concerning Participant is being processed, and, where that is the case, to request access to the personal data, as well as certain information on how the Company is processing such data.
(ii)    Right to Rectification. Participant has the right to obtain from us the rectification of inaccurate personal data concerning Participant. Considering the purpose of the processing, Participant may also, in some cases, be entitled to supplemental information regarding incomplete personal data.

(iii)    Right to Erasure (Right to be Forgotten). Participant may, in certain circumstances, have his or her personal data deleted, for example if Participant’s personal information is no longer necessary in relation to the purpose for which it was collected, if Participant has objected to the processing of personal data and the Company does not have a legitimate interest which outweighs Participant’s interest, if the personal data has been processed unlawfully, or if the personal data must be deleted to comply with a legal obligation.
(iv)    Right to Restriction of Processing. Participant may require that the Company restrict the processing of Participant’s personal data in certain cases, for example where the Company no longer needs Participant’s personal data but Participant needs it to determine, enforce or defend legal claims or Participant has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides Participant interest.
(v)    Right to Data Portability. In some circumstances, Participant may be entitled to receive the personal data concerning Participant which Participant provided to the Company in a structured, commonly used and machine-readable format and Participant has the right to transmit those personal data to another controller.
(vi)    Right to Object. Participant has the right to object to the processing of Participant’s personal data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company must be able to show compelling legitimate grounds that override Participant’s interests, rights and freedoms.
(c)    Participant’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Participant’s personal data, can be obtained by contacting Participant’s local human resources representative. If Participant wants to review, verify, correct or request erasure of Participant’s personal information, object to the processing of Participant’s personal data, or request that the Company transfer a copy of Participant’s personal information to another party, please contact Participant’s local human resources representative.
(d)    The Company agrees to ensure that Data transferred outside the EEA+ will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses).
(e)    The Company will separately provide Participant with information in a data privacy notice on the collection, processing and transfer of their personal data, including the grounds for processing.
(f)    If Participant has any grievance, issue or problem in respect of the handling or processing of Participant’s personal data in any way, Participant has the right to lodge a complaint to the competent data protection authority. The list of national data protection authorities for each country in the European Union and their contact details are available at: https://ec.europa.eu/justice/article- 29/structure/data-protection-authorities/index_en.htm.
2.    Insider Trading Restrictions/Market Abuse Laws. If and when the Shares are publicly listed on any stock exchange, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the

Company (as defined by the laws and/or regulations in applicable jurisdictions or Participant’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Participant before possessing the inside information. Furthermore, Participant may be prohibited from (i) disclosing inside information to any third party, including fellow service providers (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant is advised to speak to his or her personal advisor on this matter.
3.    Private Placement. The grant of the RSUs is not intended to be a public offering of securities in Participant’s country of residence (and country of service, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the grant of the RSUs is not subject to the supervision of the local securities authorities. No service provider of the Company or Service Recipient is permitted to advise Participant on whether Participant should acquire Shares under the Plan. Investment in Shares involves a degree of risk. Before deciding to acquire Shares by vesting in the RSUs, Participant should carefully consider all risk factors relevant to the acquisition of Shares under the Plan and Participant should carefully review all of the materials related to the RSUs and the Plan. In addition, Participant should consult with his or her personal advisor for professional investment advice.
4.    Language. Participant acknowledges that he or she is sufficiently proficient in English or has consulted with an advisor who is sufficiently proficient in English so as to allow Participant to understand the terms and conditions of the Global Restricted Stock Unit Agreement. Furthermore, if Participant has received the Global Restricted Stock Unit Agreement, or any other document related to the RSUs and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, unless otherwise required by applicable law.
5.    Foreign Asset/Account Reporting Requirements and Exchange Controls. Participant acknowledges that there may be certain foreign asset and/or account reporting requirements and exchange controls which may affect Participant’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan in a brokerage account outside his or her country. Participant may be required to report such accounts, assets or transactions to the tax or other authorities in Participant’s country and/or to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is Participant’s responsibility to be compliant with such regulations and Participant should speak with his or her personal advisor on this matter.
6.    Participation Ceases When Service Ceases. For purposes of the RSUs, Participant’s Continuous Service will be considered terminated as of the date Participant is no longer actively providing services to the Company, the Service Recipient or any of its other Parent, Subsidiaries or Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of laws in the jurisdiction where Participant is rendering services or the terms of Participant’s employment or other service agreement, if any), and Continuous Service shall not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate Participant’s Continuous Service, unless determined by the Committee, in its discretion. The Committee shall have the exclusive discretion to determine when Participant is no longer actively providing Continuous Service for purposes of the RSUs

(including whether Participant may still be considered to be providing services while on a leave of absence).
7.    Additional Acknowledgments and Agreements. By accepting the RSUs, Participant acknowledges, understands and agrees that:
7.1    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
7.2    the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;
7.3    all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company;
7.4    the RSUs and Participant’s participation in the Plan shall not create a right to employment or other service or be interpreted as forming or amending an employment or service contract with the Company, the Service Recipient, or any other Subsidiary or Parent or Affiliate of the Company and shall not interfere with the ability of the Company, the Service Recipient or any Subsidiary or Parent or Affiliate of the Company, as applicable, to terminate Participant’s employment or other service relationship;
7.5    Participant is voluntarily participating in the Plan;
7.6    the RSUs and any Shares acquired under the Plan are not intended to replace any pension or retirement rights or compensation;
7.7    the RSUs and any Shares subject to the RSUs, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, leave-related pay, pension or retirement or welfare benefits or similar payments;
7.8    the future value of the Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted with certainty;
7.9    if Participant acquires Shares upon settlement of the RSUs, the value of such Shares may increase or decrease in value;
7.10    no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from (i) the termination of Participant’s Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of laws in the jurisdiction where Participant is rendering services or the terms of Participant’s employment or other service agreement, if any) or (ii) the application of any compensation clawback or recoupment policy adopted by the Board or required by law;
7.11    unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by the Global Restricted Stock Unit Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and
7.12    neither the Company, the Service Recipient nor any other Subsidiary, Parent or Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement.
COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS IN THE COUNTRIES INCLUDED BELOW
AUSTRALIA
Notifications
Securities Law Information. This offer is being made under Division 1A, Part 7.12 of the Corporations Act 2001 (Cth).
Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in the Act).
AUSTRIA
Notifications
Exchange Control Information. If Participant holds securities (including Shares acquired under the Plan) outside Austria, Participant may be subject to reporting obligations to the Austrian National Bank. If the value of the Shares meets or exceeds a certain threshold (currently €5,000,000), Participant must report the Shares held on a quarterly basis to the Austrian National Bank as of the last day of the quarter, on or before the 15th day of the month following the end of the calendar quarter.
Further, if Participant holds cash (including proceeds from the sale of Shares) in accounts outside Austria, monthly reporting requirements will apply if the aggregate transaction volume of such cash accounts meets or exceeds a certain threshold (currently €10,000,000). In this case, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month, on the prescribed form. Participant should consult with Participant’s personal advisor(s) regarding any exchange control reporting obligations Participant may have in connection with Participant’s participation in the Plan.
CANADA
Terms and Conditions
Settlement of Award. Notwithstanding anything in the Agreement or any discretion retained in the Plan to the contrary, the RSUs shall be settled in Shares only (and shall not be settled in cash).
Participation Ceases when Service Ceases. The following provision replaces Section 6 of this Addendum:

For purposes of the RSUs, Participant’s Continuous Service will be considered terminated as of the date Participant is no longer actually providing services to the Company, the Service Recipient or any of its other Parent, Subsidiaries or Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of laws in the jurisdiction where Participant is rendering services or the terms of Participant’s employment or other service agreement, if any). Participant’s period of Continuous Service will exclude and will not be extended by any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under statute, contract, common/civil law or otherwise. The Committee shall have the exclusive discretion to determine when Participant is no longer providing Continuous Service for purposes of the RSUs (including whether Participant may still be considered to be providing services while on a leave of absence).
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, Participant’s right to vest in the RSUs under the Plan, if any, will terminate effective as of the last day of Participant’s minimum statutory notice period, but Participant will not earn or be entitled to pro-rated vesting in the RSUs if the vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for lost vesting.
Notifications
Securities Law Information. Participant is permitted to sell Shares acquired upon the vesting and settlement of the RSUs through the designated broker appointed under the Plan, if any, provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are then listed.
Foreign Asset/Account Reporting Information. Specified foreign property, including the RSUs, Shares acquired under the Plan, and other rights to receive shares of a non-Canadian company held by a Canadian resident generally must be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the foreign property exceeds C$100,000 at any time during the year. Thus, the unvested portion of the RSUs must be reported – generally at a nil cost – if the C$100,000 cost threshold is exceeded because Participant holds other specified foreign property. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB ordinarily will equal the fair market value of the Shares at the time of acquisition, but if Participant owns other Shares, the ACB may need to be averaged with the ACB of the other Shares. Participant should consult with Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations Participant may have in connection with Participant’s participation in the Plan.
FRANCE
Terms and Conditions
Language Consent. By accepting the grant of the RSUs, Participant confirms having read and understood the Agreement and the Plan, both of which have been provided in the English language. Participant accepts the terms of those documents accordingly.
Consentement Relatif à la Langue Utilisée. En acceptant l’attribution, le Paricipant confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. Le Participant accepte les termes de ces documents en connaissance de cause.

French-Qualified Status. The RSUs are intended to qualify for the special tax and social security regime applicable to RSUs granted for no consideration under Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended (“French-Qualified RSUs”). As such, the RSUs will be governed by the provisions in the Plan, the French Sub-Plan to the Plan (“French Sub-Plan”) and this Agreement, including the following provisions applicable to French-Qualified RSUs. By accepting the French-Qualified RSUs, Participant acknowledges that Participant has received a copy of the Plan and the French Sub-Plan.
Certain events may affect the status of the RSUs as French-Qualified RSUs, and the French-Qualified RSUs or the underlying Shares may be disqualified in the future. The Company does not make any undertaking or representation to maintain the qualified status of the French-Qualified RSUs or of the underlying Shares.
Capitalized terms used but not defined in the following provisions, the Agreement or the Plan shall have the meanings ascribed to them in the French Sub-Plan.
(a)    Minimum Vesting Period. Notwithstanding the vesting schedule set forth in the Notice of Grant, under no circumstances will the French-Qualified RSUs vest prior to the expiration of such period as is required to comply with the minimum vesting period applicable to French-Qualified RSUs under Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended, the relevant sections of the French Tax Code and/or the relevant sections of the French Social Security Code, as amended,except in the case of Participant’s death. The minimum vesting period is currently one year from the Grant Date.
(b)    Termination of Service Due to Death. In the event of Participant’s death, the applicable vesting requirements will be considered met in full and Participant’s heirs may request the issuance of the Shares subject to the French-Qualified RSUs within six months from the date of Participant’s death. If Participant’s heirs do not request the issuance of the Shares within six months from the date of Participant’s death, the French-Qualified RSUs will be forfeited.
(c)    Restriction on Disposition of Shares. Participant may not sell or transfer the Shares Participant acquires upon vesting of the French-Qualified RSUs until such time as is required to comply with the minimum holding period applicable to Shares underlying French-Qualified RSUs under Sections
L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended, the relevant sections of the French Tax Code and/or the relevant sections of the French Social Security Code, as amended, except in the case of Participant’s death. The minimum holding period is currently two years from the Grant Date. Except in the case of the Termination due to death, the minimum holding period restriction will continue to apply even if Participant's Continuous Service ceases.
Furthermore, the Shares underlying French-Qualified RSUs cannot be sold or transferred during a Closed Period, to the extent applicable under French law.
Finally, if Participant qualifies as managing corporate officer, as defined in Section 3(b) of the French Sub-Plan, Participant may not sell 20% of the Shares acquired upon vesting of the French-Qualified RSUs until the termination of Participant’s duties as a managing corporate officer.

GERMANY
Notifications
Exchange Control Information. Certain cross-border transactions in excess of a certain threshold (currently €12,500) (the “Threshold”) must be reported to the German Federal Bank. (Bundesbank). If Participant makes or receives a payment in excess of the Threshold (including if Participant acquires Shares under the Plan with a value in excess of the Threshold or sells Shares via a foreign broker, bank or service provider and receives proceeds in excess of the Threshold) and/or if the Company withholds or sells Shares with a value in excess of the Threshold to cover Tax-Related Items, Participant must report the payment and/or the value of the Shares withheld or sold to the Bundesbank, either electronically using the “General Statistics Reporting Portal” (“Allgemeine Meldeportal Statistik”) available via the Bundesbank’s website (www.bundesbank.de) or via such other method (e.g., by email or telephone) as is permitted or required by the Bundesbank. The report must be submitted monthly or within such other timing as is permitted or required by the Bundesbank. Participant is responsible for complying with applicable reporting requirements.
Foreign Asset/Account Reporting Information. German residents must notify their local tax office of the acquisition of Shares when they file their personal income tax returns for the relevant year if the value of the Shares acquired exceeds €150,000 or in the unlikely event that the resident holds Shares exceeding 10% of the total outstanding Shares. However, if the Shares are listed on a recognized U.S. stock exchange and Participant owns less than 1% of the total Shares, this requirement will not apply even if Shares with a value exceeding €150,000 are acquired. Participant should consult with Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations Participant may have in connection with Participant’s participation in the Plan.
INDIA
Notifications
Exchange Control Information. Exchange control laws and regulations in India require that all proceeds resulting from the sale of Shares and any dividends received in relation to such Shares be repatriated to India within a specified period of time as prescribed under applicable Indian exchange control laws. Indian residents must obtain a foreign inward remittance certificate (“FIRC”) from the bank into which foreign currency is deposited and retain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or any Parent, Subsidiary or Affiliate of the Company requests proof of repatriation. Participant also agrees to provide any information that may be required by the Company, the Service Recipient or any other Parent, Subsidiary or Affiliate of the Company to make any applicable filings under exchange control laws in India.
Foreign Asset/Account Reporting Information. Foreign bank accounts and any foreign financial assets (including Shares held outside India) must be reported in the annual Indian personal tax return. It is Participant’s responsibility to comply with this reporting obligation and Participant should consult his or her personal advisor in this regard.

IRELAND
Notifications
Director Notification Obligations. If Participant is a director, shadow director or secretary of an Irish Subsidiary of the Company whose interest in the Company represents more than 1% of the Company’s voting share capital, Participant is required to notify such Irish Subsidiary in writing within a certain time period. upon the acquisition of an Award or any Shares issued pursuant to an Award. This notification requirement also applies with respect to the interests in the Company of Participant’s spouse or children under the age of 18 (whose interests will be attributed to Participant in Participant’s capacity as a director, shadow director or secretary of the Irish Subsidiary of the Company).
ITALY
Terms and Conditions
Plan Document Acknowledgement. Participant acknowledges that by accepting the RSUs, Participant has reviewed the Plan and the Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Agreement. Further, Participant specifically and expressly approves the following clauses of the Global Restricted Stock Unit Agreement: Section 8 – Responsibility for Taxes, Section 14 – Award Subject to Company Clawback or Recoupment, Section 15 - Notices, Section 16 - Governing Law; Venue, Section 18 – Further Assurances, Section 19(e) - Severability, as well as the following clauses of this Addendum: Section 1 - Data Privacy Information and Consent, Section 4 – Language, Section 5 - Foreign Asset/Account Reporting Requirements and Exchange Controls, and Section 7 - Additional Acknowledgments and Agreements.
Notifications
Foreign Asset/Account Reporting Information. Italian residents who, at any time during the fiscal year, hold foreign financial assets (including cash and Shares) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions. Participant should consult with Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations Participant may have in connection with Participant’s participation in the Plan.
Foreign Asset Tax. The value of any Shares (and other financial assets) held outside Italy by individuals resident of Italy may be subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets (e.g., Shares) assessed at the end of the calendar year. The value of financial assets held abroad must be reported in Form RM of the annual return. Participant should consult Participant’s personal tax advisor for additional information on the foreign asset tax.
NETHERLANDS
There are no country-specific provisions.

NEW ZEALAND
Notifications
Securities Law Information. WARNING: Participant is being offered RSUs, which allow Participant to acquire Shares in accordance with the terms of the Plan and this Agreement. The Shares, if issued, give Participant a stake in the ownership of the Company. Participant may receive a return if dividends are paid.
If the Company runs into financial difficulties and is wound up, Participant will be paid only after all creditors have been paid. Participant may lose some or all of Participant’s investment.
New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme (i.e., the Plan). As a result, Participant may not be given all information typically provided to potential investors. Participant will also have fewer other legal protections for this investment.
Participant should ask questions, read all documents carefully, and seek independent financial advice before committing himself or herself
PORTUGAL
Terms and Conditions
Language Consent. Participant hereby expressly declares that Participant has full knowledge of the English language and has read, understood and fully accepted and agreed with the terms and conditions established in the Plan and the Agreement.
Conhecimento da Lingua. Por meio do presente, eu declaro expressamente que tem pleno conhecimento da língua inglesa e que li, compreendi e livremente aceitei e concordei com os termos e condições estabelecidas no Plano e no acordo.
Notifications
Exchange Control Information. If Participant is a Portuguese resident and holds Shares after vesting of the RSUs, the acquisition of the Shares should be reported to the Banco de Portugal for statistical purposes. If the Shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on Participant’s behalf. If the Shares is not deposited with a commercial bank or financial intermediary in Portugal, Participant is responsible for submitting the report to the Banco de Portugal, unless Participant engages a Portuguese financial intermediary to file the reports on Participant’s behalf. Participant should consult with Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations Participant may have in connection with Participant’s participation in the Plan.

SINGAPORE
Terms and Conditions
Sale Restriction on Shares. Shares received upon settlement of the RSUs are accepted as a personal investment. In the event that the RSUs vest and Shares are issued to Participant (or Participant’s heirs) within six (6) months of the Grant Date, Participant (or Participant’s heirs) expressly agrees that the Shares will not be offered to the public or otherwise disposed of prior to the six (6)-month anniversary of the Grant Date, unless such sale or offer is made pursuant to the exemption under Part XIII Division I Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) or pursuant to, and in accordance with the conditions of, any other applicable provision(s) of the SFA.
Notifications
Securities Law Information. The grant of the RSUs under the Plan is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA and is not made with a view to the Shares being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore, and hence, statutory liability under the SFA in relation to the content of prospectuses will not apply.
Director Notification Information. If Participant is a director, associate director or shadow director of a Singaporean Subsidiary and/or Affiliate, Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singaporean Subsidiary and/or Affiliate in writing when Participant receives or dispose of an interest (e.g., RSUs, Shares) in the Company or any related companies. These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any related company. In addition, a notification must be made of Participant’s interests in the Company or any related company within two business days of becoming a director, associate director or shadow director.
SPAIN
Terms and Conditions
Nature of the Grant. The following provision supplements Section 7 of this Addendum:
By accepting the RSUs, Participant consents to participation in the Plan and acknowledges that Participant has received a copy of the Plan.
Participant further understands that the Company has unilaterally, gratuitously and discretionally decided to grant the RSUs under the Plan to employees of the Company and its Subsidiaries or Affiliates throughout the world. The decision to grant the RSUs is a limited decision and is entered into upon the express assumption and condition that any RSU granted under the Plan will not economically or otherwise bind the Company or any of the Company’s Subsidiaries or Affiliates on an ongoing basis other than as set forth in the Agreement. Consequently, Participant understands that any grant is made on the assumption and condition that it shall not become a part of any employment or service contract (either with the Company or any Parent, Subsidiary or Affiliate of the Company) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Further, Participant understands and freely accepts that there is no guarantee that any benefit shall arise from any gratuitous and discretionary grant since the future value of the Shares is unknown and unpredictable.

Additionally, Participant understands that the vesting and settlement of the RSUs is expressly conditioned on Participant’s Continuous Service, such that if Participant’s employment or service terminates for any reason whatsoever, the RSUs will cease vesting immediately effective as of the date of Termination. This will be the case, for example, even if (a) Participant is considered to be unfairly dismissed without good cause (i.e., subject to a “despido improcedente”); (b) Participant is dismissed for disciplinary or objective reasons or due to a collective dismissal; (c) Participant terminates employment due to a change of work location, duties or any other employment or contractual condition; (d) Participant terminates employment due to the Company’s or any Subsidiary or Affiliate’s unilateral breach of contract; or (e) Participant terminates employment for any other reason whatsoever. Consequently, upon Termination for any of the above reasons, Participant will automatically lose any rights to RSUs granted to Participant that were unvested on the date of Termination, as described in the Agreement.
Notifications
Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of the RSUs. This Agreement has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.
Exchange Control Information. Participant must declare the acquisition of Shares to the Register for Investments of the Ministry of Economy and Competitiveness on Form D-5 within one month of the acquisition of Shares. Note the requirements will be different if the Shares become publicly traded. In addition, Participant may be required to electronically declare to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including Shares acquired under the Plan), and any transactions with non-Spanish residents (including any payments of Shares made pursuant to the Plan), depending on the balances in such accounts together with the value of such instruments as of December 31 of the relevant year, or the volume of transactions with non-Spanish residents during the relevant year.
Foreign Asset/Account Reporting Information. To the extent Participant holds rights or assets (e.g., cash or the Shares held in a bank or brokerage account) outside Spain with a value in excess of €50,000 per type of right or asset as of December 31 each year (or at any time during the year in which Participant sells or disposes of such right or asset), Participant is required to report information on such rights and assets on Participant’s tax return for such year. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000 per type of right or asset as of each subsequent December 31, or if Participant sells Shares or cancels bank accounts that were previously reported. Participant should consult with Participant’s personal advisor(s) regarding any personal foreign asset/foreign account reporting obligations Participant may have in connection with Participant’s participation in the Plan.
SWEDEN
Terms and Conditions
Responsibility for Taxes. The following provision supplements Section 8 of the Global Restricted Stock Unit Agreement:
Without limiting the Company’s and the Service Recipient's authority to satisfy any withholding obligations for Tax-Related Items as set forth in Section 8 of the Global Restricted Stock Unit Agreement, by accepting the RSUs, Participant authorizes the Company and/or the Service Recipient to withhold or sell Shares otherwise deliverable to Participant upon vesting/settlement of the RSUs to satisfy any liability Participant may have for Tax-Related Items, regardless of whether the Company and/or the Service Recipient have any obligation to withhold such Tax-Related Items.
UNITED ARAB EMIRATES
Notifications
Securities Law Information. The Plan is only being offered to qualified service providers of the Company and its Subsidiaries and Affiliates and is in the nature of providing equity incentives such service providers in the United Arab Emirates. The Plan and the Agreement are intended for distribution only to such service providers and must not be delivered to, or relied on by, any other person. Participant should conduct Participant’s own due diligence on the RSUs offered pursuant to the Agreement. If Participant does not understand the contents of the Plan and/or the Agreement, Participant should consult an authorized financial adviser. The Emirates Securities and Commodities Authority and the Dubai Financial Services Authority have no responsibility for reviewing or verifying any documents in connection with the Plan. Further, the Ministry of the Economy and the Dubai Department of Economic Development have not approved the Plan or the Agreement nor taken steps to verify the information set out therein, and have no responsibility for such documents.
UNITED KINGDOM
Terms and Conditions
Settlement of Award. Notwithstanding anything in the Agreement or any discretion retained in the Plan to the contrary, the RSUs shall be settled in Shares only (and shall not be settled in cash).
Responsibility for Taxes. The following provision supplements Section 8 Responsibility for Taxes of the Global Restricted Stock Unit Agreement.
Without limitation to Section 8 of the Global Restricted Stock Unit Agreement, Participant agrees to be liable for any Tax-Related Items and hereby covenants to pay any such Tax-Related Items, as and when requested by the Company or the Service Recipient or by HM Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant agrees to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.
Notwithstanding the foregoing, if Participant is an executive officer or director (within the meaning of Section 13(k) of the Exchange Act), Participant understands that Participant may not be able to indemnify the Company for the amount of any Tax-Related Items not collected from or paid by Participant, in case the indemnification could be considered to be a loan. In this case, the Tax-Related Items not collected or paid may constitute a benefit to Participant on which additional income tax and National Insurance contributions (“NICs”) may be payable. Participant acknowledges that Participant will be personally responsible for reporting and paying any income tax due on this additional benefit directly to the HMRC under the self-assessment regime and for paying the Company or the Service Recipient, as applicable, for the value of any employee NICs due on this additional benefit, which may also be recovered from Participant by any of the means referred to in Section 8 of the Global Restricted Stock Unit Agreement.

Section 431 Election. As a condition of Participant’s participation in the Plan and the vesting of the Award, Participant agrees that, jointly with the Service Recipient, Participant shall enter into a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that Participant will not revoke such election at any time. This election will be to treat any Shares acquired pursuant to the settlement of the RSUs as if such Shares were not “Restricted Securities” (for U.K. tax purposes only). Participant must enter into the form of 431 election attached to this Addendum concurrent with the execution of the Agreement.
NIC Joint Election. Participant agrees, as a condition of Participant’s participation in the Plan and the vesting of the Award or receipt of any benefit in connection with the Award, to accept any liability for secondary Class 1 NICs that may be payable by the Company or the Service Recipient (or any successor to the Company or the Service Recipient) in connection with the Award and any event giving rise to Tax-Related Items (the “Service Recipient Liability”). Without prejudice to the foregoing, Participant agrees to enter into the following joint election with the Company, the form of such joint election being formally approved by HMRC (the “Joint Election”), and any other required consent or elections. Participant further agrees to enter into such other Joint Elections as may be required between Participant and any successor to the Company and/or the Service Recipient for the purpose of continuing the effectiveness of the Joint Election. Participant further agrees that the Company and/or the Service Recipient may collect the Service Recipient Liability from Participant by any of the means set forth in this Agreement.
If Participant does not enter into the Joint Election prior to the vesting of the Award or any other event giving rise to Tax-Related Items, Participant will not be entitled to vest in the Award and receive Shares (or receive any benefit in connection with the Award) unless and until Participant enters into the Joint Election, and no Shares or other benefit will be issued to Participant under the Plan, without any liability to the Company or the Service Recipient.
IMPORTANT NOTE: By accepting the Award (whether by signing this Agreement or via the Company’s online acceptance procedures), Participant is agreeing to be bound by the terms of the Joint Election and the Section 431 Election. Participant should read the terms of the Joint Election and the Section 431 Election carefully before accepting the Agreement, the Joint Election and the Section 431 Election. If requested by the Company, Participant agrees to execute the Joint Election and/or the Section 431 Election in hard copy even if Participant has accepted the Agreement through the Company’s electronic acceptance procedure. By entering into the Joint Election: Participant is agreeing that any Service Recipient Liability that may arise in connection with the Award will be transferred to the Participant, and Participant is authorizing the Service Recipient or the Company to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from Participant’s salary or other payments due or the sale of sufficient Shares acquired pursuant to the Award.

Attachment to U.K. Section of Addendum
Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003
Two Part Election
Part A - To be completed by Participant
1.    Between
Participant, who has obtained authorized access to the joint election
and
The Company (who is the Employee’s employer), identified in the attached Schedule, of Company Registration Number provided in the attached Schedule.
2.    Purpose of Election
This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.
The effect of an election under section 431(1) is that, for the relevant income tax and National Insurance contribution (“NICs”) purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Additional income tax will be payable (with PAYE and NICs where the securities are Readily Convertible Assets).
Should the value of the securities fall following the acquisition, it is possible that Income Tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.    Application
This joint election is made not later than 14 days after the date of acquisition of the securities by Participant and applies to:

Number of securities	All securities

Description of securities	Shares of common stock of Navan, Inc.

Name of issuer of securities	Navan, Inc.
To be acquired by Participant on or after the date of this Election under the terms of the Navan, Inc. 2015 Equity Incentive Plan.
4.    Extent of Application
This election disapplies:
S.431(1) ITEPA: All restrictions attaching to the securities.
5.    Declaration
This election will become irrevocable upon the later of its execution or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.
In signing or electronically accepting this joint election, Participant agrees to be bound by its terms as stated above.

………………………………………..	…./…./……….

Signature (Participant)	Date
Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between Participant and Participant’s employer in respect of that and any later acquisition.

SCHEDULE TO FORM OF JOINT ELECTION – EMPLOYING COMPANY
The employing companies to which this joint election relates are:
•Navan Labs UK Limited, of Company Registration Number 11250234
•Reed & Mackay Travel Limited, of Company Registration Number 00963087
Navan, Inc.
Attachment 2 to U.K. Section of the Addendum
Important Note on the Election to Transfer Service Recipient’s National Insurance Liability to the Employee
If Participant is or may be liable for National Insurance contributions (“NICs”) in the United Kingdom in connection with Participant’s participation in the Navan, Inc. 2015 Equity Incentive Plan (the “Plan”), Participant is required to enter into a Joint Election for the Transfer of Liability for National Insurance Contributions (“Service Recipient NICs”) to Participant (the “Election”). The Election acts to transfer to Participant any liability for Service Recipient NICs that may arise in connection with Participant’s participation in the Plan. By accepting the Award (whether by clicking to ACCEPT the Award where indicated in the Company’s electronic acceptance procedure or by signing the Notice of Grant in hard copy) or by entering into the Election:
•Participant agrees that any Service Recipient NICs liability that may arise in connection with Participant’s participation in the Plan will be transferred to Participant;
•Participant authorises the Service Recipient to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from Participant’s salary or other payments due or the sale of sufficient shares acquired pursuant to Participant’s Awards; and
•Participant acknowledges that even if Participant has clicked ACCEPT where indicated, the Company or the Service Recipient still may require Participant to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.
The Election is attached hereto. Participant should read the Election carefully.
Election to Transfer the Service Recipient’s National Insurance Liability to the Employee
1.    PARTIES
This Election to Transfer the Service Recipient’s National Insurance Liability to the Employee (this “Election”) is between:
(a)    The individual who has gained access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Service Recipient”) and who is eligible to receive restricted stock units (“RSUs”) pursuant to the terms and conditions of the Navan, Inc. 2015 Equity Incentive Plan, as may be amended from time to time (the “Plan”), and
(b)    Navan, Inc. of 3045 Park Blvd, Palo Alto, CA 94306, U.S.A. (the “Company”), which may grant RSUs under the Plan and is entering into this Election on behalf of the Service Recipient.
2.    PURPOSE OF ELECTION
2.1    This Election relates to all RSUs granted to the Employee under the Plan up to the termination date of the Plan.
2.2    In this Election the following words and phrases have the following meanings: “ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.
“Relevant Employment Income” from RSUs on which the Service Recipient’s National Insurance Contributions becomes due is defined as:
(a)    an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);
(b)    an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or
(c)    any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:
(i)    the acquisition of securities pursuant to the RSUs (within the meaning of section 477(3)(a) of ITEPA);
(ii)    the assignment (if applicable) or release of the RSUs in return for consideration (within the meaning of section 477(3)(b) of ITEPA);
(iii)    the receipt of a benefit in connection with the RSUs, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA). “SSCBA” means the Social Security Contributions and Benefits Act 1992.
“Taxable Event” means any event giving rise to Relevant Employment Income.
2.3    This Election relates to the Service Recipient’s secondary Class 1 National Insurance Contributions (the “Service Recipient’s Liability”) which may arise in respect of Relevant Employment Income in respect of the RSUs pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.
2.4    This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5    This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).
2.6    Any reference to the Company and/or the Service Recipient shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Agreement pursuant to which the RSUs were granted. This Election will have effect in respect of the RSUs and any awards which replace or replaced the RSUs following their grant in circumstances where section 483 of ITEPA applies.
3.    ELECTION
The Employee and the Company jointly elect that the entire liability of the Service Recipient to pay the Service Recipient’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by accepting the RSUs, (whether by clicking to ACCEPT the RSUs where indicated in the Company’s electronic acceptance procedure or by signing the Notice of Grant in hard copy) or by signing this Election (whether electronically or in hard copy), he or she will become personally liable for the Service Recipient’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.
4.    PAYMENT OF THE SERVICE RECIPIENT’S LIABILITY
4.1    The Employee hereby authorises the Company and/or the Service Recipient to collect the Service Recipient’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:
(a)    by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or
(b)    directly from the Employee by payment in cash or cleared funds; and/or
(c)    by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the RSUs; and/or
(d)    by any other means specified in the Agreement pursuant to which the RSUs were granted.
4.2    The Company hereby reserves for itself and the Service Recipient the right to withhold the transfer of any securities in respect of the RSUs to the Employee until full payment of the Service Recipient’s Liability is received.
4.3    The Company agrees to procure the remittance by the Service Recipient of the Service Recipient’s Liability to HM Revenue and Customs on behalf of the Employee within fourteen (14) days after the end of the UK tax month during which the Taxable Event occurs (or within seventeen (17) days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).

5.    DURATION OF ELECTION
5.1    The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Service Recipient on the date on which the Service Recipient’s Liability becomes due.
5.2    This Election will continue in effect until the earliest of the following:
(a)    the Employee and the Company agree in writing that it should cease to have effect;
(b)    on the date the Company serves written notice on the Employee terminating its effect;
(c)    iii)    on the date HM Revenue and Customs withdraws approval of this Election; or
(d)    (iv) after due payment of the Service Recipient’s Liability in respect of the entirety of the RSUs to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.
Acceptance by the Employee
The Employee acknowledges that by accepting the RSUs (whether by clicking to ACCEPT the RSUs where indicated in the Company’s electronic acceptance procedure or by signing the Notice of Grant in hard copy) or by signing this Election, (whether electronically or in hard copy) the Employee agrees to be bound by the terms of this Election.
Signed
_______________________________________
The Employee
Acceptance by the Company
The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.
Signed for and on behalf of the Company
_______________________________________
Howard Baik
General Counsel and Corporate Secretary
(Or Designee)

SCHEDULE OF SERVICE RECIPIENT COMPANIES
The following are the employing companies to which this Joint Election may apply:
Navan Labs UK Limited

Registered Office:	Ground Floor, 26 Hatton Garden, London EC1N 8BR
Company Registration Number:	11250234
Corporation Tax Reference:	7772617558
PAYE Reference:	120/SB77025
Reed & Mackay Travel Limited

Registered Office:	Nexus Place, 25 Farringdon Street, London, EC4A 4AF
Company Registration Number:	00963087
Corporation Tax Reference:	7772617558
PAYE Reference:	120/SB77025

NOTICE OF STOCK OPTION GRANT
NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
The Optionee named below (“Optionee”) has been granted an option (this “Option”) to purchase shares of Common Stock, $0.0001 par value per share (the “Common Stock”), of Navan, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2015 Equity Incentive Plan, as amended from time to time (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement attached hereto as Exhibit A, including its annexes (the “Stock Option Agreement”).

Optionee:
Maximum Number of Shares Subject to this Option (the “Shares”):
Exercise Price Per Share:
Date of Grant:
Vesting Start Date:
Exercise Schedule:	This Option will become exercisable during its term with respect to portions of the Shares in accordance with the Vesting Schedule set forth below.
Expiration Date:	The date ten (10) years after the Date of Grant set forth above, subject to earlier expiration in the event of Termination as provided in Section 3 of the Stock Option Agreement.
Tax Status of Option:
Vesting Schedule:
General; Agreement: By Optionee’s acceptance of this Option, Optionee and the Company agree that this Option is granted under and governed by this Notice of Stock Option Grant (this “Grant Notice”) and by the provisions of the Plan and the Stock Option Agreement. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By acceptance of this Option, Optionee acknowledges receipt of a copy of this Grant Notice, the Plan and the Stock Option Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.
Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Optionee accepts the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this grant (including the Plan, this Grant Notice, the Stock Option Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act (the “701 Disclosures”), account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.
ATTACHMENT:   Exhibit A – Stock Option Agreement

EXHIBIT A
STOCK OPTION AGREEMENT

EXHIBIT A
STOCK OPTION AGREEMENT
NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
This Stock Option Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Notice of Stock Option Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between Navan, Inc., a Delaware corporation (the “Company”), and the optionee named on the Grant Notice (“Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Company’s 2015 Equity Incentive Plan, as amended from time to time (the “Plan”), or in the Grant Notice, as applicable.
1.    GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company, $0.0001 par value per share (the “Common Stock”), set forth in the Grant Notice as the Shares (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. If designated as an Incentive Stock Option in the Grant Notice, this Option is intended to qualify as an incentive stock option (the “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except that if on the Date of Grant Optionee is not subject to U.S. income tax, then this Option shall be a NQSO.
2.    EXERCISE PERIOD.
2.1    Exercise Period of Option. This Option is considered to be “vested” with respect to any particular Shares when this Option is exercisable with respect to such Shares. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
2.2    Vesting of Option Shares. Shares with respect to which this Option is vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares with respect to which this Option is not vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”
2.3    Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below.
3.    TERMINATION.
3.1    Termination for Any Reason Except Death, Disability or Cause. Except as provided in subsection 3.2 in a case in which Optionee dies within three (3) months after Optionee is Terminated other than for Cause, if Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option to the extent

(and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than three (3) months after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).
3.2    Termination Because of Death or Disability. If Optionee is Terminated because of Optionee’s death or Disability (or if Optionee dies within three (3) months of the date of Optionee’s Termination for any reason other than for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option, to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than twelve (12) months after Optionee’s Termination Date, but in no event later than the Expiration Date. Any exercise of this Option beyond (i) three (3) months after the date Optionee ceases to be an employee when Optionee’s Termination is for any reason other than Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the date Optionee ceases to be an employee when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.
3.3    Termination for Cause. If Optionee is Terminated for Cause, then Optionee may exercise this Option, but only with respect to any Shares that are Vested Shares on Optionee’s Termination Date, and this Option shall expire on Optionee’s Termination Date, or at such later time and on such conditions as may be affirmatively determined by the Committee. On and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
3.4    No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.
4.    MANNER OF EXERCISE.
4.1    Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”) and payment for the shares being purchased in accordance with this Agreement. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws in connection with any exercise of this Option and (iv) any other agreements required by the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.

4.2    Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.
4.3    Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check or wire transfer), or where permitted by law:
(a)    by cancellation of indebtedness of the Company owed to Optionee;
(b)    by surrender of shares of the Company that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;
(c)    by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;
(d)    provided that a public market for the Common Stock exists and subject to compliance with applicable law, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker- dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or
(e)    by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.
4.4    Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; or to arrange a mandatory “sell to cover” on Participant’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In case of stock withholding or a sell to cover, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares issuable upon exercise.
4.5    Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.
5.    COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. Any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the

Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
6.    NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to a testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor) or a revocable trust, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.
7.    RESTRICTIONS ON TRANSFER.
7.1    Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of any of the Shares (other than as permitted by this Agreement) unless and until:
(a)    Optionee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
(b)    Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;
(c)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable state securities laws or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable state securities laws have been taken; and
(d)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities laws for the grant of the Option, the issuance of Shares thereunder or any other issuance of securities under the Plan.
7.2    Restriction on Transfer. Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Right of First Refusal described below, except as permitted by this Agreement.
7.3    Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Company’s Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 8 below, to the same extent such Shares would be so subject if retained by Optionee.

8.    MARKET STANDOFF AGREEMENT. Optionee agrees that, subject to any early release provisions that apply pro rata to stockholders of the Company according to their holdings of Common Stock (determined on an as-converted into Common Stock basis), Optionee will not, for a period of up to one hundred eighty (180) days (plus up to an additional thirty five (35) days to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including NASD and NYSE rules) following the effective date of the registration statement filed with the SEC relating to the initial underwritten sale of Common Stock of the Company to the public under the Securities Act (the “IPO”), directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock, except for: (i) transfers of Shares permitted under Section 9.6 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this Section 8 as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section shall only apply to the IPO. The restricted period shall in any event terminate two (2) years after the closing date of the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Optionee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.
9.    COMPANY’S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).
9.1    Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.
9.2    Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.
9.3    Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Committee, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.
9.4    Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
9.5    Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
9.6    Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Optionee’s lifetime by gift or on Optionee’s death by will or intestacy to any member(s) of Optionee’s “Immediate Family” (as defined below) or to a trust for the benefit of Optionee and/or member(s) of Optionee’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger, statutory consolidation of the Company with or into another corporation or corporations or a conversion of the Company into another form of legal entity (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation or the resulting entity of such conversion shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation or conversion expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Optionee’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Optionee or Optionee’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not Optionee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

9.7    Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan); (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or (iii) on any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.
9.8    Encumbrances on Shares. Optionee may grant a lien or security interest in, or pledge, hypothecate or encumber Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not adversely affect or impair the Right of First Refusal or the rights of the Company and/or its assignee(s) with respect thereto and will not apply to such Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Shares in the hands of such party and any transferee of such party.
10.    RIGHTS AS A STOCKHOLDER. Optionee shall not have any of the rights of a stockholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
11.    ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon issuance of the stock certificate(s) evidencing the Shares, to consent to the delivery of such certificate(s) to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of the Right of First Refusal.

12.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
12.1    Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):
(a)    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
(b)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.
(c)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
12.2    Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
12.3    Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

13.    CERTAIN TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
13.1    Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.
13.2    Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is a current or former employee of the Company, the Company may be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
13.3    Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
(a)    Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.
(b)    Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.
14.    GENERAL PROVISIONS.
14.1    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.
14.2    Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement, the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.
15.    NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to Optionee at the last known address or facsimile number on the books of the Company, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: Chief Financial Officer.” Notices by facsimile shall be machine verified as received.
16.    SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.
17.    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
18.    FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.
19.    TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.
20.    COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
21.    SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
* * * * *
Attachment:  Annex A: Form of Stock Option Exercise Notice and Agreement

ANNEX A
FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT

STOCK OPTION EXERCISE NOTICE AND AGREEMENT
NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
*NOTE: You must sign this Notice on Page 3 before submitting it to Navan, Inc. (the “Company”).
OPTIONEE INFORMATION: Please provide the following information about yourself (“Optionee”):
Name:____________________________    Social Security Number: ___________________
Address:__________________________    Employee Number: _______________________
    ___________________________    Email Address: __________________________
OPTION INFORMATION: Please provide this information on the option being exercised (the “Option”):
Grant No.
Date of Grant:     Type of Stock Option:
Option Price per Share:
Total number of shares of Common Stock of the Company subject to the Option:
EXERCISE INFORMATION:
Number of shares of Common Stock of the Company for which the Option is now being exercised ________________. (These shares are referred to below as the “Purchased Shares.”)
Total Exercise Price Being Paid for the Purchased Shares: $___________
Form of payment [check all that apply*]:
☐    Check for $________________, payable to “Navan, Inc.”
☐    Certificate(s) for ________________ shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]
☐    ACH
*If you are a non-U.S. Optionee, please see the Company for permitted forms of payment.
AGREEMENTS, REPRESENTATIONS AND ACKNOWLEDGMENTS OF OPTIONEE: By signing this Stock Option Exercise Notice and Agreement, Optionee hereby agrees with, and represents to, the Company as follows:
1.    Terms Governing. I acknowledge and agree with the Company that I am acquiring the Purchased Shares by exercise of this Option subject to all other terms and conditions of the Notice of Stock Option Grant and the Stock Option Agreement that govern the Option, including without limitation the terms of the Company’s 2015 Equity Incentive Plan, as it may be amended (the “Plan”).

2.    Investment Intent; Securities Law Restrictions. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption from such registration requirement and that the Purchased Shares must be held by me indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required. I acknowledge that the Company is under no obligation to register the Purchased Shares under the Securities Act or under any other securities law.
3.    Restrictions on Transfer: Rule 144. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder (including Rule 144 under the Securities Act described below “Rule 144”)) or of any other applicable securities laws. I am aware of Rule 144, which permits limited public resales of securities acquired in a non-public offering, subject to satisfaction of certain conditions, which include (without limitation) that: (a) certain current public information about the Company is available; (b) the resale occurs only after the holding period required by Rule 144 has been met; (c) the sale occurs through an unsolicited “broker’s transaction”; and (d) the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.
4.    Access to Information; Understanding of Risk in Investment. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.
5.    Rights of First Refusal; Market Stand-off. I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal and the market stand-off covenants (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and the Stock Option Agreement that govern the Option.
6.    Form of Ownership. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership of the Purchased Shares that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.
7.    Investigation of Tax Consequences. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.
8.    Other Tax Matters. I agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options (including the

Option) are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Common Stock at the time the option was granted by the Board. Since shares of the Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Board and/or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.
9.    Spouse Consent. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.
10.    Tax Withholding. As a condition of exercising this Option, I agree to make adequate provision for foreign, federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of the Purchased Shares, whether by withholding, direct payment to the Company, or otherwise.
The undersigned hereby executes and delivers this Stock Option Exercise Notice and Agreement to agrees to be bound by its terms

SIGNATURE:	DATE:

Optionee’s Name:
[Signature Page to Stock Option Exercise Notice and Agreement]

EARLY EXERCISE FORM
NOTICE OF STOCK OPTION GRANT
NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
The Optionee named below (“Optionee”) has been granted an option (this “Option”) to purchase shares of Common Stock, $0.0001 par value per share (the “Common Stock”), of Navan, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2015 Equity Incentive Plan, as amended from time to time (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement attached hereto as Exhibit A, including its annexes (the “Stock Option Agreement”).

Optionee:
Maximum Number of Shares Subject to this Option (the “Shares”):
Exercise Price Per Share:
Date of Grant:
Vesting Start Date:
Exercise Schedule:	This Option is immediately exercisable for all of the Shares, subject to the terms of the Stock Option Agreement
Expiration Date:	The date ten (10) years after the Date of Grant set forth above, subject to earlier expiration in the event of Termination as provided in Section 3 of the Stock Option Agreement.
Tax Status of Option:
Vesting Schedule:
General; Agreement: By Optionee’s acceptance of this Option, Optionee and the Company agree that this Option is granted under and governed by this Notice of Stock Option Grant (this “Grant Notice”) and by the provisions of the Plan and the Stock Option Agreement. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By - acceptance of this Option, Optionee acknowledges receipt of a copy of this Grant Notice, the Plan and the Stock Option Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.
Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Optionee accepts the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this grant (including the Plan, this Grant Notice, the Stock Option Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act (the “701 Disclosures”), account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.
ATTACHMENT:   Exhibit A – Stock Option Agreement

Exhibit A
Stock Option Agreement

EXHIBIT A
EARLY EXERCISE FORM
STOCK OPTION AGREEMENT
NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
This Stock Option Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Notice of Stock Option Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between Navan, Inc., a Delaware corporation (the “Company”), and the optionee named on the Grant Notice (“Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Company’s 2015 Equity Incentive Plan, as amended from time to time (the “Plan”), or in the Grant Notice, as applicable.
1.    GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company, $0.0001 par value per share (the “Common Stock”), set forth in the Grant Notice as the Shares (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. If designated as an Incentive Stock Option in the Grant Notice, this Option is intended to qualify as an incentive stock option (the “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except that if on the Date of Grant Optionee is not subject to U.S. income tax, then this Option shall be a NQSO.
2.    EXERCISE PERIOD.
2.1    Exercise Period of Option. Subject to the conditions set forth in this Agreement, all or part of this Option may be exercised at any time after the Date of Grant. Shares purchased by exercising this Option may be subject to the Repurchase Option as set forth in Section 7 below. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
2.2    Vesting of Option Shares. Shares with respect to which this Option is vested at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares with respect to which this Option is not vested at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”
2.3    Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below.
3.    TERMINATION.
3.1    Termination for Any Reason Except Death, Disability or Cause. Except as provided in subsection 3.2 in a case in which Optionee dies within three (3) months after Optionee is Terminated other than for Cause, if Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination

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Date, may be exercised by Optionee no later than three (3) months after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).
3.2    Termination Because of Death or Disability. If Optionee is Terminated because of Optionee’s death or Disability (or if Optionee dies within three (3) months of the date of Optionee’s Termination for any reason other than for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option, to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than twelve (12) months after Optionee’s Termination Date, but in no event later than the Expiration Date. Any exercise of this Option beyond (i) three (3) months after the date Optionee ceases to be an employee when Optionee’s Termination is for any reason other than Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the date Optionee ceases to be an employee when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.
3.3    Termination for Cause. If Optionee is Terminated for Cause, then Optionee may exercise this Option, but only with respect to any Shares that are Vested Shares on Optionee’s Termination Date, and this Option shall expire on Optionee’s Termination Date, or at such later time and on such conditions as may be affirmatively determined by the Committee. On and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
3.4    No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.
4.    MANNER OF EXERCISE.
4.1    Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”) and payment for the shares being purchased in accordance with this Agreement. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws in connection with any exercise of this Option and (iv) any other agreements required by the Company to the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.

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4.2    Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.
4.3    Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check or wire transfer), or where permitted by law:
(a)    by cancellation of indebtedness of the Company owed to Optionee;
(b)    by surrender of shares of the Company that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;
(c)    by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;
(d)    provided that a public market for the Common Stock exists, subject to compliance with applicable law, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker- dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or
(e)    by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.
4.4    Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; or to arrange a mandatory “sell to cover” on Participant’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In case of stock withholding or a sell to cover, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares issuable upon exercise.
4.5    Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.
5.    COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. Any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the

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Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
6.    NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to a testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor) or a revocable trust, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.
7.    COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. If Optionee is Terminated for any reason, or no reason, including without limitation, Optionee’s death, Disability, voluntary resignation or termination by the Company with or without Cause and Optionee has acquired Unvested Shares by exercising this Option, then the Company and/or its assignee(s) shall have the option to repurchase all or a portion of Optionee’s Unvested Shares (as defined in Section 2.2 of this Agreement) as of the Termination Date on the terms and conditions set forth in this Section 7 (the “Repurchase Option”).
7.1    Termination and Termination Date. In case of any dispute as to whether Optionee is Terminated, the Committee shall have discretion to determine whether Optionee has been Terminated and the effective date of such Termination (the “Termination Date”).
7.2    Exercise of Repurchase Option. Subject to the foregoing provisions of this Section, at any time within ninety (90) days after Optionee’s Termination Date, the Company and/or its assignee(s), may elect to repurchase any or all of Optionee’s Unvested Shares by giving Optionee written notice of exercise of the Repurchase Option.
7.3    Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Optionee (or from Optionee’s personal representative as the case may be) the Unvested Shares at Optionee’s Exercise Price, as such may be proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the “Repurchase Price”).
7.4    Payment of Repurchase Price. The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness owed by Optionee to the Company and/or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within the term of the Repurchase Option as described in Section 7.2.
7.5    Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Optionee’s employment or other relationship with Company (or any Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

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8.    RESTRICTIONS ON TRANSFER.
8.1    Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of any of the Shares (other than as permitted by this Agreement) unless and until:
(a)    Optionee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
(b)    Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;
(c)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable state securities laws or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable state securities laws have been taken; and
(d)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities laws for the grant of the Option, the issuance of Shares thereunder or any other issuance of securities under the Plan.
8.2    Restriction on Transfer. Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Repurchase Option or the Right of First Refusal described below, except as permitted by this Agreement.
8.3    Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) both the Company’s Repurchase Option and the Company’s Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 9 below, to the same extent such Shares would be so subject if retained by Optionee.
9.    MARKET STANDOFF AGREEMENT. Optionee agrees that, subject to any early release provisions that apply pro rata to stockholders of the Company according to their holdings of Common Stock (determined on an as-converted into Common Stock basis), Optionee will not, for a period of up to one hundred eighty (180) days (plus up to an additional thirty five (35) days to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including NASD and NYSE rules) following the effective date of the registration statement filed with the SEC relating to the initial underwritten sale of Common Stock of the Company to the public under the Securities Act (the “IPO”), directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock, except for: (i) transfers of Shares permitted under Section 10.6 hereof so long as such transferee furnishes to the

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Company and the managing underwriter their written consent to be bound by this Section 9 as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section shall only apply to the IPO. The restricted period shall in any event terminate two (2) years after the closing date of the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Optionee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.
10.    COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred, or pledged by Optionee or made subject to a security interest, pledge or other lien without the Company’s prior written consent, which may be withheld in the Company’s sole and absolute discretion. Before any Vested Shares held by Optionee or any transferee of such Vested Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).
10.1    Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.
10.2    Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.
10.3    Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Committee, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.
10.4    Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the

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Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
10.5    Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
10.6    Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Optionee’s lifetime by gift or on Optionee’s death by will or intestacy to any member(s) of Optionee’s “Immediate Family” (as defined below) or to a trust for the benefit of Optionee and/or member(s) of Optionee’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger, statutory consolidation of the Company with or into another corporation or corporations or a conversion of the Company into another form of legal entity (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation or the resulting entity of such conversion shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation or conversion expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Optionee’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Optionee or Optionee’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not Optionee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.
10.7    Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan); (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or (iii) on any transfer or

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conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.
10.8    Encumbrances on Vested Shares. Optionee may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not adversely affect or impair the Right of First Refusal or the rights of the Company and/or its assignee(s) with respect thereto and will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Optionee may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.
11.    RIGHTS AS A STOCKHOLDER. Optionee shall not have any of the rights of a stockholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or the Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
12.    ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon - issuance of the stock certificate(s) evidencing the Shares, to consent to the delivery of such certificate(s) to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.
13.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
13.1    Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated

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to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):
(a)    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
(b)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE REPURCHASE OPTION AND RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE REPURCHASE OPTION AND RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.
(c)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
13.2    Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
13.3    Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
14.    CERTAIN TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX

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LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
14.1    Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.
14.2    Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is a current or former employee of the Company, the Company may be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
14.3    Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
(a)    Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal income tax purposes. If Vested Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. To the extent the Shares were exercised prior to vesting coincident with the filing of an 83(b) Election, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the fair market value on the date of vesting over the exercise price.
(b)    Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.
14.4    Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by Optionee with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within thirty (30) days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to Optionee, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.
15.    GENERAL PROVISIONS.
15.1    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

EXHIBIT A
EARLY EXERCISE FORM
15.2    Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement, the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.
16.    NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to Optionee at the last known address or facsimile number on the books of the Company, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: Chief Financial Officer.” Notices by facsimile shall be machine verified as received.
17.    SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under both the Right of First Refusal and Repurchase Option. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.
18.    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
19.    FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.
20.    TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.
21.    COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

EXHIBIT A
EARLY EXERCISE FORM
22.    SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
* * * * *
Attachments:
Annex A: Form of Stock Option Exercise Notice and Agreement

EARLY EXERCISE FORM
ANNEX A
FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT

STOCK OPTION EXERCISE NOTICE AND AGREEMENT
NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
*NOTE: You must sign this Notice on Page 3 before submitting it to Navan, Inc. (the “Company”).
OPTIONEE INFORMATION: Please provide the following information about yourself (“Optionee”):

Name:	Social Security Number:

Address:	Employee Number:

Email Address:
OPTION INFORMATION: Please provide this information on the option being exercised (the “Option”):
Grant No.
Date of Grant:                                                        Type of Stock Option:
Option Price per Share:
Total number of shares of Common Stock of the Company subject to the Option:
EXERCISE INFORMATION:
Number of shares of Common Stock of the Company for which the Option is now being exercised «Shares». (These shares are referred to below as the “Purchased Shares.”)
Total Exercise Price Being Paid for the Purchased Shares: $___________
Form of payment [check all that apply*]:
☐    Check for $________________, payable to “Navan, Inc.”
☐    Certificate(s) for ________________ shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]
☐    ACH
*If you are a non-U.S. Optionee, please see the Company for permitted forms of payment.
AGREEMENTS, REPRESENTATIONS AND ACKNOWLEDGMENTS OF OPTIONEE: By signing this Stock Option Exercise Notice and Agreement, Optionee hereby agrees with, and represents to, the Company as follows:
1.    Terms Governing. I acknowledge and agree with the Company that I am acquiring the Purchased Shares by exercise of this Option subject to all other terms and conditions of the Notice of Stock

Option Grant and the Stock Option Agreement that govern the Option, including without limitation the terms of the Company’s 2015 Equity Incentive Plan, as it may be amended (the “Plan”).
2.    Investment Intent; Securities Law Restrictions. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption from such registration requirement and that the Purchased Shares must be held by me indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required. I acknowledge that the Company is under no obligation to register the Purchased Shares under the Securities Act or under any other securities law.
3.    Restrictions on Transfer: Rule 144. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder (including Rule 144 under the Securities Act described below “Rule 144”)) or of any other applicable securities laws. I am aware of Rule 144, which permits limited public resales of securities acquired in a non-public offering, subject to satisfaction of certain conditions, which include (without limitation) that: (a) certain current public information about the Company is available; (b) the resale occurs only after the holding period required by Rule 144 has been met; (c) the sale occurs through an unsolicited “broker’s transaction”; and (d) the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.
4.    Access to Information; Understanding of Risk in Investment. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.
5.    Rights of First Refusal; Repurchase Options; Market Stand-off. I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal, the Company’s Repurchase Option (with respect to unvested Purchased Shares) and the market stand-off covenants (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and the Stock Option Agreement that govern the Option.
6.    Form of Ownership. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership of the Purchased Shares that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.
7.    Investigation of Tax Consequences. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

8.    Other Tax Matters. I agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options (including the Option) are exempt from Section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Common Stock at the time the option was granted by the Board. Since shares of the Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Board and/or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.
9.    Spouse Consent. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.
10.    Tax Withholding. As a condition of exercising this Option, I agree to make adequate provision for foreign, federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of the Purchased Shares, whether by withholding, direct payment to the Company, or otherwise.
IMPORTANT NOTE: UNVESTED PURCHASED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY. PLEASE CONSULT WITH YOUR TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUST BE FILED WITHIN THIRTY (30) DAYS AFTER THE PURCHASE OF SHARES TO BE EFFECTIVE.
A form of Election under Section 83(b) is attached hereto as Exhibit 1 for reference. Unless an 83(b) election is timely filed with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the purchase price of the Unvested Purchased Shares and their fair market value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to you, measured by the excess, if any, of the Fair Market Value of the Unvested Purchased Shares at the time they cease to be Unvested Purchased Shares, over the purchase price of the Unvested Purchased Shares.
The undersigned hereby executes and delivers this Stock Option Exercise Notice and Agreement and agrees to be bound by its terms

SIGNATURE:	DATE:

Optionee’s Name:
Attachments:
Exhibit 1 – Section 83(b) Election Form
[Signature Page to Stock Option Exercise Notice and Agreement]

EXHIBIT 1
SECTION 83(b) ELECTION

ELECTION UNDER SECTION 83(b) OF THE
INTERNAL REVENUE CODE
The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income; or (3) disqualifying disposition gross income, as the case may be.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:
2.    The property with respect to which the election is made is described as follows: ______________shares of Common Stock, par value $0.0001 per share, of Navan, Inc., a Delaware corporation (the “Company”), which were transferred upon exercise of an option by the Company, which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.
3.    The date on which the shares were transferred was pursuant to the exercise of the option was ____________________, _____ and this election is made for calendar year ____.
4.    The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.
5.    The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was _______ per share x «Shares» shares = $_____________ at the time of exercise of the option.
6.    The amount paid for such shares upon exercise of the option was $0.16 per share x _______________ shares = ______________.
7.    The Taxpayer has submitted a copy of this statement to the Company.
8.    The amount to include in gross income is $0.00. [The result of the amount reported in Item 5 minus the amount reported in Item 6.]
THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE

CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
Taxpayer’s Signature

NOTICE OF STOCK OPTION GRANT
INTERNATIONAL
NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
The Optionee named below (“Optionee”) has been granted an option (this “Option”) to purchase shares of Common Stock, US$0.0001 par value per share (the “Common Stock”), of Navan, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2015 Equity Incentive Plan, as amended from time to time (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement attached hereto as Exhibit A, including its annexes (the “Stock Option Agreement”), and for any non-U.S. Optionees, the additional or replacement terms set forth in the Addendum to the Stock Option Agreement.

Optionee:
Maximum Number of Shares Subject to this Option (the “Shares”):
Exercise Price Per Share:
Date of Grant:
Vesting Start Date:
Exercise Schedule:	This Option will become exercisable during its term with respect to portions of the Shares in accordance with the Vesting Schedule set forth below.
Expiration Date:	The date ten (10) years after the Date of Grant set forth above, subject to earlier expiration in the event of Termination as provided in Section 3 of the Stock Option Agreement.
Tax Status of Option:
Vesting Schedule:
General; Agreement: By Optionee’s acceptance of this Option, Optionee and the Company agree that this Option is granted under and governed by this Notice of Stock Option Grant (this “Grant Notice”) and by the provisions of the Plan and the Stock Option Agreement. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By acceptance of this Option, Optionee acknowledges receipt of a copy of this Grant Notice, the Plan and the Stock Option Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.
Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Optionee accepts the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this grant (including the Plan, this Grant Notice, the Stock Option Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act (the “701 Disclosures”), account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.
ATTACHMENT: Exhibit A – Stock Option Agreement

Exhibit A
Stock Option Agreement

EXHIBIT A
STOCK OPTION AGREEMENT
INTERNATIONAL
NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
This Stock Option Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Notice of Stock Option Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between Navan, Inc., a Delaware corporation (the “Company”), and the optionee named on the Grant Notice (“Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Company’s 2015 Equity Incentive Plan, as amended from time to time (the “Plan”), or in the Grant Notice, as applicable. This Agreement shall be subject to any additional or replacement terms and conditions set forth in the Addendum.
1.    GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company, US$0.0001 par value per share (the “Common Stock”), set forth in the Grant Notice as the Shares (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. If designated as an Incentive Stock Option in the Grant Notice, this Option is intended to qualify as an incentive stock option (the “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except that if on the Date of Grant Optionee is not subject to U.S. income tax, then this Option shall be a NQSO.
2.    EXERCISE PERIOD.
2.1    Exercise Period of Option. This Option is considered to be “vested” with respect to any particular Shares when this Option is exercisable with respect to such Shares. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
2.2    Vesting of Option Shares. Shares with respect to which this Option is vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares with respect to which this Option is not vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”
2.3    Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below.
3.    TERMINATION.
3.1    Termination for Any Reason Except Death, Disability or Cause. Except as provided in subsection 3.2 in a case in which Optionee dies within three (3) months after Optionee is Terminated other than for Cause, if Optionee is Terminated for any reason (other than Optionee’s death or

Disability or for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than three (3) months after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).
3.2    Termination Because of Death or Disability. If Optionee is Terminated because of Optionee’s death or Disability (or if Optionee dies within three (3) months of the date of Optionee’s Termination for any reason other than for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option, to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than twelve (12) months after Optionee’s Termination Date, but in no event later than the Expiration Date. Any exercise of this Option beyond (i) three (3) months after the date Optionee ceases to be an employee when Optionee’s Termination is for any reason other than Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the date Optionee ceases to be an employee when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.
3.3    Termination for Cause. If Optionee is Terminated for Cause, then Optionee may exercise this Option, but only with respect to any Shares that are Vested Shares on Optionee’s Termination Date, and this Option shall expire on Optionee’s Termination Date, or at such later time and on such conditions as may be affirmatively determined by the Committee. On and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
3.4    No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.
4.    MANNER OF EXERCISE.
4.1    Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”) and payment for the shares being purchased in accordance with this Agreement. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws in connection with any exercise of this Option and (iv) any other agreements required by the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.
4.2    Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.
4.3    Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check, Automated Clearing House (“ACH”) transfer, or wire transfer), or where permitted by law:
(a)    by cancellation of indebtedness of the Company owed to Optionee;
(b)    by surrender of shares of the Company that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;
(c)    by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;
(d)    provided that a public market for the Common Stock exists and subject to compliance with applicable law, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or
(e)    by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.
For avoidance of uncertainty: ACH transfers that have been successfully received by the Company into its bank account designated via carta.com for receipt of such transfers shall be deemed to have been received for all purposes of this Option as of the date on which such transfers were initiated from the Optionee’s account and made irrevocable by Optionee.
4.4    Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay the maximum tax withholding requirements as to income tax, social insurance, payroll tax, fringe benefits tax, payment on account and other tax-related obligations (collectively, “Tax-Related Obligations”) of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain up to the maximum Tax-Related Obligations in the Optionee’s applicable jurisdictions number of Shares having a Fair Market Value equal to the maximum Tax-Related Obligations in the Optionee’s applicable jurisdictions required to be withheld; or to arrange a mandatory “sell to cover” on Participant’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting or compliance consequences to the Company. The maximum Tax-Related Obligations are based on the applicable rates of the relevant tax authorities (for example, federal, state and local), including the Optionee’s share of payroll or similar taxes, as provided in the tax law, regulations or the authority’s administrative practices, not to exceed the highest statutory rate in the jurisdiction. In case of stock withholding or a sell to cover, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares issuable upon exercise.
4.5    Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver electronic certificates via welcome@carta.com representing the Shares with the appropriate legends affixed thereto.
5.    COMPLIANCE WITH LAWS AND REGULATIONS.
5.1    General. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. Any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
5.2    Non-U.S. Optionees. If Optionee’s country of residence is other than the United States, Optionee makes the following additional representations, warranties and agreements:
(a)    Optionee is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to such Optionee was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Optionee is not acquiring the Shares for the account or benefit of any U.S. Person.
(b)    Optionee will not, during the Restricted Period applicable to the Shares included in the legend set forth in Section 23.4 below (the “Restricted Period”) and on any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S.
(c)    Optionee will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws.
(d)    Optionee acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of this Agreement, the Plan or any of the restrictions set forth herein or therein.
6.    NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to a testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor) or a revocable trust, or by gift to “immediate family” as that term is defined in 17

C.F.R. 240.16a-1(e), and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.
7.    RESTRICTIONS ON TRANSFER.
7.1    Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of any of the Shares (other than as permitted by this Agreement) unless and until:
(a)    Optionee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
(b)    Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;
(c)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable state securities laws or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable state securities laws have been taken; and
(d)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities laws for the grant of the Option, the issuance of Shares thereunder or any other issuance of securities under the Plan.
7.2    Restriction on Transfer. Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Right of First Refusal described below, except as permitted by this Agreement.
7.3    Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Company’s Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 8 below, to the same extent such Shares would be so subject if retained by Optionee.
8.    MARKET STANDOFF AGREEMENT. Optionee agrees that, subject to any early release provisions that apply pro rata to stockholders of the Company according to their holdings of Common Stock (determined on an as-converted into Common Stock basis), Optionee will not, for a period of up to one hundred eighty (180) days (plus up to an additional thirty five (35) days to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including NASD and NYSE rules) following the effective date of the registration statement filed with the SEC relating to the initial underwritten sale of Common Stock of the Company to the public under the Securities Act (the “IPO”), directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock, except for: (i) transfers of Shares permitted under Section 9.6 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this Section 8 as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section shall only apply to the IPO. The restricted period shall in any event terminate two (2) years after the closing date of the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Optionee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.
9.    COMPANY’S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).
9.1    Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.
9.2    Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.
9.3    Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Committee, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.
9.4    Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

9.5    Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
9.6    Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Optionee’s lifetime by gift or on Optionee’s death by will or intestacy to any member(s) of Optionee’s “Immediate Family” (as defined below) or to a trust for the benefit of Optionee and/or member(s) of Optionee’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger, statutory consolidation of the Company with or into another corporation or corporations or a conversion of the Company into another form of legal entity (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation or the resulting entity of such conversion shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation or conversion expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Optionee’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Optionee or Optionee’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not Optionee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.
9.7    Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan); (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or (iii) on any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.

9.8    Encumbrances on Shares. Optionee may grant a lien or security interest in, or pledge, hypothecate or encumber Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not adversely affect or impair the Right of First Refusal or the rights of the Company and/or its assignee(s) with respect thereto and will not apply to such Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Shares in the hands of such party and any transferee of such party.
10.    RIGHTS AS A STOCKHOLDER. Optionee shall not have any of the rights of a stockholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
11.    ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon issuance of the stock certificate(s) evidencing the Shares, to consent to the delivery of such certificate(s) to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of the Right of First Refusal.
12.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
12.1    Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):
(a)    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND

APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
(b)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.
(c)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
12.2    Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
12.3    Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
13.    TAX ADVICE. OPTIONEE SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH OPTIONEE RESIDES OR IS SUBJECT TO TAXATION BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES. Optionee has obtained any necessary advice from an appropriate independent professional adviser in relation to the taxation and social contributions or taxation implications of the grant, exercise, assignment, release, cancellation or any other disposal of this Option pursuant to the Plan and on any subsequent sale of the Shares. In signing and returning this Agreement, Optionee is confirming that appropriate advice has been sought from an independent adviser. The Company has not made any representation regarding applicable taxation implications.

14.    GENERAL PROVISIONS.
14.1    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.
14.2    Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement, the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.
15.    NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to Optionee at the last known address or facsimile number on the books of the Company, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: Chief Financial Officer.” Notices by facsimile shall be machine verified as received.
16.    SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.
17.    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
18.    FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.
19.    TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement.

Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.
20.    COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
21.    SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
22.    REGULATION S REPRESENTATIONS AND RESTRICTIONS.    If Optionee’s address is an address located outside of the United States, Optionee makes the following additional representations, warranties and agreements:
22.1    Non-U.S. Person. Optionee is not a U.S. Person, as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to such Optionee was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States and the Optionee is not acquiring the Shares for the account or benefit of any U.S. Person.
22.2    No Offer or Sale. Optionee will not, during the Restricted Period applicable to the Shares set forth in the legend set forth below (the “Restricted Period”) and to any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S.
22.3    Registration or Exemption. Optionee will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable foreign and state securities or exchange control laws.
22.4    No Transfer in Violation of Restrictions; Legend. Optionee acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of these restrictions. Optionee acknowledges and agrees that the certificates evidencing the Shares will bear the legend set forth below (in addition to any other legend required by applicable federal, state or foreign securities laws or provided in any other agreement with the Company:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO A DATE THAT IS ONE-YEAR STARTING FROM THE DATE OF SALE

OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. PURCHASERS OF SHARES PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PURCHASERS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.
23.    ISRAELI CAPITAL GAINS TRACK REQUIREMENTS. The following provision applies only to Optionees who are or are deemed to be residents of the State of Israel for tax purposes or are otherwise subject to taxation in Israel with respect to the Option on the Date of Grant.
23.1    Defined Terms. Capitalized terms used but not defined in this Section 23 or the Plan or the Agreement shall have the meanings ascribed to them in the Sub-Plan to the Plan for Israeli Participants (the “Israel Sub-Plan”).
23.2    Acknowledgement and Acceptance of Capital Gains Track Requirements. By accepting the Option, Optionee acknowledges and agrees that the Option is subject to the Plan, the Israel Sub-Plan and Sections 102(b)(2) and (3) of the ITO, the Rules, and the Trust Agreement, a copy of which has been made available to Optionee. Optionee confirms that (a) Optionee is familiar with the terms and provisions of Section 102 of the ITO, particularly the capital gains track described in subsections (b)(2) and (3) thereof, and agrees not to require the Trustee to release the Option or to sell or transfer the Option to Optionee or any third party unless permitted to do so by applicable law; (b) the terms and restrictions set forth in the Israel Sub-Plan will apply to the Option in all respects, including without limitation with respect to mandatory withholding requirements for Tax-Related Items, and the rights and authorities of the Company, the Employer and the Trustee with respect thereto, and (c) the Company, its affiliates, assignees and successors shall be under no duty to ensure, and no representation or commitment is made, that the Option qualifies or shall qualify under any particular tax treatment.
23.3    Deposit of Shares with Trustee. Optionee further acknowledges and agrees that Option and any Shares issued upon exercise thereof shall be deposited with the Trustee in order to comply with the requirements of the capital gains track under Sections 102(b)(2) and (3) of the ITO. Optionee hereby undertakes to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation to the Plan, Option or Shares issued thereunder.
* * * * *
Attachments:     Addendum: Terms and Conditions for Employees Outside the U.S.
Annex A: Form of Stock Option Exercise Notice and Agreement

NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
ADDENDUM
COUNTRY-SPECIFIC TERMS AND CONDITIONS
FOR OPTION HOLDERS OUTSIDE THE U.S.
Terms and Conditions
This Addendum includes additional terms and conditions that govern the Option granted to Optionee under the Plan if Optionee resides and/or works outside of the United States. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Stock Option Agreement to which this Addendum is attached.
If Optionee is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant position or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Optionee. References to Optionee’s Employer shall include any entity that engages Optionee’s services.
In accepting this Option, Optionee acknowledges, understands and agrees to the following:
1.    Data Privacy Information and Consent. The Company is located at 1501 Page Mill Road, Building 1 (Upper), Palo Alto, CA 94304, United States, and grants awards to employees of the Company and its Parent and Subsidiaries, at the Company’s sole discretion. If Optionee would like to participate in the Plan, please review the following information about the Company’s data processing practices.
(a)    Data Collection and Usage. The Company or, if different, Optionee’s employer (the “Employer”), and its Subsidiaries, Parent or affiliates collect, process, transfer and use personal data about Plan participants that is necessary for the purpose of implementing, administering and managing the Plan. This personal data may include Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality and citizenship, job title, any shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in Optionee’s favor and any other personal information that could identify you (collectively, without limitation, “Data”), which the Company receives from Optionee or the Employer. If the Company offers Optionee an award under the Plan, then the Company will collect Optionee’s Data for purposes of allocating stock and implementing, administering and managing the Plan and will process such Data in accordance with the Company’s then-current data privacy policies, which are made available to Optionee upon commencing employment and also available upon request.
(b)    Stock Plan Administration Service Providers. The Company transfers Data to an independent stock-plan administrator and other third parties based in the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share Optionee’s Data with another company that serves in a similar manner. Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. The Company’s service provider may open an account for Optionee to receive Shares. Optionee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to Optionee’s ability to participate in the Plan. Optionee understands that Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Optionee’s participation in the Plan.
(c)    Data Retention. The Company will use Optionee’s Data only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. When the Company no longer needs Optionee’s Data, the Company will remove it from its systems. If the Company keeps Optionee’s Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations. Optionee understands that Optionee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative.
(d)    Consent; Voluntariness and Consequences of Denial or Withdrawal. Where permitted by applicable local law in the country where Optionee resides, consent is a requirement for participation in the Plan. In such cases, by accepting this grant, Optionee hereby agrees with the data processing practices as described in this notice and grants such consent to the processing and transfer of his or her Data as described in this Agreement and as necessary for the purpose of administering the Plan. Optionee’s participation in the Plan and Optionee’s grant of consent is purely voluntary. Optionee may deny or withdraw his or her consent at any time; provided that if Optionee does not consent, or if Optionee withdraws his or her consent, Optionee cannot participate in the Plan unless required by applicable law. This would not affect Optionee’s salary as an employee or his or her career; Optionee would merely forfeit the opportunities associated with the Plan.
(e)    Data Subject Rights. Optionee has a number of rights under data privacy laws in his or her country. Depending on where Optionee is based, Optionee’s rights may include the right to (i) request access or copies of Optionee’s Data the Company processes, (ii) have the Company rectify Optionee’s incorrect Data and/or delete Optionee’s Data, (iv) restrict processing of Optionee’s Data, (v) have portability of Optionee’s Data, (vi) lodge complaints with the competent tax authorities in Optionee’s country and/or (vii) obtain a list with the names and addresses of any potential recipients of Optionee’s Data. To receive clarification regarding Optionee’s rights or to exercise Optionee’s rights please contact the Company at 1501 Page Mill Road, Building 1 (Upper), Palo Alto, CA 94304, United States, United States, Attn: Stock Administration.

2.    Insider Trading Restrictions/Market Abuse Laws. Optionee acknowledges that, if and when the Shares are publicly listed on any stock exchange, depending on his or her country, Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Optionee is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Optionee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Optionee before possessing the inside information. Furthermore, Optionee may be prohibited from (i) disclosing inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Optionee acknowledges that it is Optionee’s responsibility to comply with any applicable restrictions, and Optionee is advised to speak to his or her personal advisor on this matter.
3.    Language. Optionee acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Agreement. Furthermore, if Optionee has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
4.    Foreign Asset/Account Reporting Requirements. Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Optionee’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan in a brokerage account outside his or her country. Optionee may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is Optionee’s responsibility to be compliant with such regulations and Optionee should speak with his or her personal advisor on this matter.
5.    Extraordinary Compensation. The value of the Option is an extraordinary item of compensation outside the scope of Optionee’s employment contract, if any, and is not to be considered part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. Optionee acknowledges that the right to be granted Options and the right to exercise the Option and to continue vesting or to receive further grants of options will terminate effective as of the date upon which Optionee receives notice of Termination, regardless of when the Termination is effective.
6.    Participation Ceases When Employment Ceases. Except in the case of an approved leave of absence (as set forth more fully in the Plan), Optionee understands that he/she shall have terminated employment as of the date he or she ceases to provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate the Optionee’s continuous service, unless determined by the Committee, in its discretion.

7.    Additional Acknowledgments and Agreements. In accepting this Option, Optionee also acknowledges, understands and agrees that:
a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
b)    the grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
c)    all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company;
d)    the option grant and Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, or, if different, the Employer, or any Subsidiary or Parent of the Company, and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Parent of the Company, as applicable, to provide for a Termination of Optionee’s service;
e)    Optionee is voluntarily participating in the Plan;
f)    the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;
g)    the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
h)    the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;
i)    if the underlying Shares do not increase in value, the Option will have no value;
j)    if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;
k)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the Termination of Optionee’s service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Company, or any Subsidiary or Parent of the Company, or the Employer, and waives Optionee’s ability, if any, to bring any such claim, and releases the Company, and any Subsidiary or Parent of the Company, and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;
l)    for purposes of the Option, Optionee’s service will be considered Terminated as of the date Optionee is no longer actively providing services to the Company or any Subsidiary or Parent of the Company (regardless of the reason for such Termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Optionee’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any); and (ii) the period (if any) during which Optionee may exercise the option after such Termination will commence on the date Optionee ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Optionee is employed or terms of Optionee’s employment agreement, if any; the Board shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of the Option grant (including whether y Optionee may still be considered to be providing services while on a leave of absence);
m)    unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Option Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;
n)    the option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and
o)    neither the Employer nor the Company or any Parent or Subsidiary of the Company shall be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.
Notifications
This Addendum also includes information regarding exchange controls and certain other issues of which Optionee should be aware with respect to Optionee’s participation in the Plan. The information is provided solely for the convenience of Optionee and is based on the securities, exchange control and other laws in effect in the respective countries as of November 2019. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Optionee not rely on the information noted herein as the only source of information relating to the consequences of Optionee’s participation in the Plan because the information may be out of date by the time Optionee vests in or exercises this Option or sells any exercised Shares.
In addition, the information contained in this Addendum is general in nature and may not apply to Optionee’s particular situation, and the Company is not in a position to assure Optionee of any particular result. Accordingly, Optionee is advised to seek appropriate professional advice as to how the applicable laws in Optionee’s country may apply to his or her situation.
Finally, Optionee understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Optionee in the same manner.

AUSTRALIA
Notifications
Exchange Control. Where funds greater than AUD 10,000 are transferred, a reporting requirement exists to the Reserve Bank of Australia. If an Australian bank is assisting Optionee with the transaction, the bank will file the report on Optionee’s behalf. If no Australian bank is involved in the transfer, Optionee will be required to file the report.
Securities Law. No prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission (ASIC) in relation to the offer. The Notice of Stock Option Grant and the Stock Option Agreement do not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (Cth) (the “Corporations Act”), and do not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act. Any offer of the Option in Australia may only be made to, and this document may only be made available in Australia to, persons (“Exempt Investors”) who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act) or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the Options without disclosure to investors under Chapter 6D of the Corporations Act. The Options applied for by Exempt Investors in Australia and the shares issued upon exercise of the Options must not be offered for sale in Australia in the period of 12 months after the date of allotment or issue, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring Options or Shares must observe such Australian on-sale restrictions. This Agreement contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus is appropriate to their needs, objectives and circumstances and, if necessary, seek expert advice from a person who is licensed by the Australian Securities and Investments Commission to give such advice on those matters.
Currency Exchange Rates. The Australian dollar equivalent of any U.S. dollar price set forth in the Plan or the Option can be calculated by applying the USD/AUD exchange rate published by the Reserve Bank of Australia on the date the Option is granted, which exchange rate is accessible at the following link http://www.rba.gov.au/statistics/frequency/exchange-rates.html. Exchange rates can also be found using the following link https://www.oanda.com/fx-for-business/historical-rates.
Obtaining Plan Rules. The Company undertakes, at Optionee’s request, at no charge and within a reasonable time, to provide Optionee a full copy of the rules of the Plan.
Transfer Restrictions. If Optionee acquires Shares pursuant to the Option and offers the Shares for sale to a person or entity resident in Australia in compliance with the terms of the Option and the Plan, such offer may be additionally subject to disclosure requirements under Australian law. Optionee should obtain legal advice as to Optionee’s disclosure obligations prior to making any such offer, even if in compliance with the terms of the Option and the Plan.

Risk Warning. The Option carries a risk that the Company’s shares may fall as well as rise in value. Market forces will impact the price of the Company’s shares, and at their worst, their market value may become zero if adverse market conditions are encountered. In such a scenario, or if the value of the Company’s shares falls below the exercise price of an unexercised Option, the value Optionee’s awards would be nil.
The Option is also subject to the Plan rules and the terms of the Option, which may provide, among other things, that vesting of the Option is conditional on the satisfaction of one or more conditions linked to performance.
Data Protection. The Company and the Employer expressly inform Optionee that, if he or she participates in the Plan:
(i)    Optionee consents to the Company, the Employer, any Parent, Subsidiary and any of their related bodies corporate or any third party collecting the personal information (including Data and other sensitive information) necessary to administer the Plan and disclosing any Data or other personal information necessary to administer the Plan to the Company, the Employer, any Parent, Subsidiary or any of their related bodies corporate or any third party engaged to assist in implementing the Plan, which receiving party may be situated inside or outside Australia, including in jurisdictions that may not afford Optionee’s information the same level of protection that Australian laws do.
(ii)    The Company and/or the Employer will not be required to take steps to ensure that the Company, the Employer, any Parent or Subsidiary or any of their related bodies corporate or any third party engaged to assist in implementing the Plan do not breach the Australian Privacy Principles.
CANADA
Terms and Conditions
Form of Payment for Options. Optionee may not pay the Exercise Price or any Tax-Related Obligations by surrendering Shares Optionee already owns or by attesting to the ownership of Shares.
Termination of Service. This provision replaces Section 7(l) of this Addendum:
For purposes of the Option, Optionee’s service will be considered Terminated, and Optionee’s right (if any) to earn, seek damages in lieu of, vest in, exercise, or otherwise benefit from any portion of the Option pursuant to this Agreement will be measured by, the date that is the earliest of:
i.    the date Optionee’s service is Terminated for any reason; and
ii.    the date Optionee receives written notice of Termination from the Employer;
regardless of any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under local law. For greater certainty, Optionee will not earn or be entitled to any pro-rated vesting or extended exercisability for that portion of time before the date on which Optionee’s right to vest in or exercise the Option terminates, nor will Optionee be entitled to any compensation for lost vesting or exercisability.
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting or exercisability during a statutory notice period, Optionee’s right to vest in or exercise the Option, if any, will terminate effective upon the expiry of the minimum statutory notice period, but Optionee will not earn or be entitled to pro-rated vesting or extended exercisability if the vesting date or exercisability period falls after the end of the statutory notice period, nor will Optionee be entitled to any compensation for lost vesting or exercisability.
Notifications
Securities Law Information. Optionee is permitted to sell Shares acquired under the Plan, provided that the resale of such Shares takes place outside of Canada.
Foreign Asset / Account Reporting Information. Foreign specified property, including Shares and rights to Shares (e.g., the Option), held by a Canadian resident must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total cost of such foreign specified property exceeds C$100,000 at any time during the year. If applicable, Form T1135 is due by April 30th of the following year. Options must be reported – generally at a nil cost – if the C$100,000 cost threshold is exceeded because of other foreign specified property held by the resident. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if other Shares are owned, this ACB may have to be averaged with the ACB of the other Shares. Optionee is responsible for ensuring compliance with any applicable reporting obligations and should speak to a personal legal advisor on this matter.
DENMARK
Terms and Conditions
Danish Stock Option Act. By participating in the Plan, Optionee acknowledges that he or she has received an Employer Statement translated into Danish, which is being provided to comply with the Danish Stock Option Act, as amended (the “Act”).
Optionee understands that the Act only applies to “employees” as that term is defined in Section 2 of the Act. If Optionee is a member of the registered management of a Parent or Subsidiary in Denmark or otherwise does not satisfy the definition of employee, Optionee is not subject to the Act and the Employer Statement will not apply to Optionee.
Additional Acknowledgements and Agreements. The following provision supplements Section 7 of this Addendum:
By participating in the Plan and accepting this Option, Optionee acknowledges, understands and agrees that this offer relates to future services to be performed and is not related to past services.
Notifications
Foreign Asset/Account Reporting. Danish residents must report foreign bank or brokerage accounts and the deposits and Shares held in such foreign bank or brokerage accounts in their annual tax returns under the section on foreign affairs and income.

FRANCE
Terms and Conditions
Consent to Receive Information in English. In accepting this Option, Optionee confirms having read and understood the documents relating to this grant (the Plan and this Agreement) which were provided in English language. Optionee accepts the terms of those documents accordingly.
Consentement à recevoir des informations en anglais. En acceptant l’Option, le participant confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan U.S. et ce Contrat d’Attribution) qui ont été communiqués en langue anglaise. Le participant accepte les termes en connaissance de cause.
The following provisions apply only if Optionee is eligible to be granted a French-Qualified Option under the French Sub-Plan (defined below). If Optionee is ineligible to be granted a French-Qualified Option under the French Sub-Plan, the Option will not qualify for the special French tax and social security treatment under Sections L. 225-177 to L. 225-186 and Sections L. 22-10-56 to L. 22-10-58 of the French Commercial Code, as amended.
Type of Grant. The Option is granted as a French-Qualified Option and is intended to qualify for the special tax and social security treatment in France under Sections L. 225-177 to L. 225-186 and Sections
L. 22-10-56 to L. 22-10-58 of the French Commercial Code, as amended. The French-Qualified Option is granted subject to the Rules of the Navan, Inc. 2015 Equity Incentive Plan for Stock Options and Restricted Stock Units Granted to Participants in France (the “French Sub-Plan”).
Certain events may affect the status of the Option as a French-Qualified Option, and the French-Qualified Option or the underlying Shares may be disqualified in the future. The Company does not make any undertaking or representation to maintain the qualified status of the French-Qualified Option or of the underlying Shares. Capitalized terms not defined herein, in the Agreement or the Plan shall have the meanings ascribed to them in the French Sub-Plan.
Holding Periods for Managing Corporate Officers. If on the Date of Grant the French Participant qualifies as a managing corporate officer under French law (“mandataires sociaux”) or any similar official capacity of the Company or a Subsidiary, the French Participant may not sell 20% of the Shares acquired upon exercise of the French-Qualified Option until the termination of such official capacity, as long as this restriction is applicable to French-Qualified Options.
No Transfer of French-Qualified Option. The French-Qualified Option may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner during a French Participant’s lifetime and upon death only in accordance with Section II.4 of the French Sub-Plan, and only to the extent required by applicable laws (including the provisions of Sections L. 225-177 to L. 225-186 and Sections L. 22-10-56 to L. 22-10-58 of the French Commercial Code, as amended).
Term of the Option. Notwithstanding anything in the Plan or Agreement, the French-Qualified Option will expire nine years and six months from the Date of Grant, unless sooner terminated, forfeited, or canceled in accordance with the provisions of the Plan or Agreement.
Termination of Service Due to Death. Notwithstanding anything in the Plan or Agreement, in the event Optionee is Terminated due to death prior to the satisfaction of the vesting conditions set forth in the

Vesting Schedule of the Grant Notice, any portion of the French-Qualified Option that has not vested as of such date will immediately vest and Optionee’s rights under the French-Qualified Option may be exercised by Optionee’s legal heirs within six months of the date of death. If Optionee’s heirs do not exercise the unexercised portion of the French-Qualified Option within six months of the date of death, the unexercised portion of the French-Qualified Option will terminate and be forfeited.
Notifications
Foreign Asset/Account Reporting Information. If Optionee is a French resident and holds Shares outside of France or maintains a foreign bank account, Optionee is required to report such to the French tax authorities when filing Optionee’s tax return.
GERMANY
Notifications
Exchange Control. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. In case of payments in connection with securities (including proceeds realized upon the sale of Shares or the receipt of dividends), the report must be made electronically by the 5th day of the month following the month in which the payment was received. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.
Foreign Asset/Account Reporting. If Optionee’s acquisition of Shares under the Plan leads to a “qualified participation” at any point during the calendar year, Optionee will need to report the acquisition of such Shares when Optionee files a tax return for the relevant year. A qualified participation occurs if (i) the value of the Shares acquired exceeds €150,000 or (ii) the Shares held exceed 10% of the Company’s total Common Stock.
IRELAND
Notifications
Director Notification Information. Directors, shadow directors and secretaries of an Irish Parent, or Subsidiary of the Company must notify such Parent or Subsidiary in writing upon (i) receiving or disposing of an interest in the Company (e.g., the Option, Shares, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time, in each case if the interest represents more than 1% of the Company. This notification requirement also applies with respect to the interests of any spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary). Optionee should consult Optionee’s personal legal advisor as to whether or not this notification requirement applies.
ISRAEL
Terms and Conditions
Data Privacy. The following provision supplements the Data Privacy Information and Consent set forth in Section 1 of this Addendum:

Optionee hereby authorizes the Company, the Trustee and their representatives to collect, use and transfer all relevant information regarding Optionee and the Option to all Company personnel and agents and or third parties involved in the administration of the Plan and/or in the event of a corporate financing, merger, acquisitions and/or business transfers, including transfers outside of Israel and further transfers thereafter.
Notifications
Securities Law Information. The Option grant does not constitute a public offering under the Securities Law, 1968.
NETHERLANDS
Terms and Conditions
Labor Matters. By participating in the Plan, Optionee acknowledges that the Option is intended as an incentive for Optionee to remain in service to the Company (or the Employer), and the Option is not intended as remuneration for labor performed.
Notifications
Securities Law. The offer of the Option and the Shares falls outside of the supervision of the Authority for Financial Markets, and the Company is not required to prepare a prospectus in connection with the Option or the Shares.
Insider Trading. Participant should be aware of the Dutch insider-trading rules, which may impact the sale of Shares acquired at exercise of the Option. In particular, Participant may be prohibited from effectuating certain transactions involving Shares if Participant has inside information about the Company. If Participant is uncertain whether the insider-trading rules apply to him or her, he or she should consult his or her personal legal advisor.
Tax Matters. If payment or withholding of the taxes due in connection with the options is not made, the amount of any uncollected tax shall constitute a loan owed to your employer, which will bear interest at the then current market rate.
NEW ZEALAND
Notiﬁcations
Securities Law Information. WARNING: Optionee is being offered this Option which, upon exercise in accordance with the terms of the Agreement and the Plan, will enable Optionee to acquire Shares. The Shares, if issued, will give Optionee a stake in the ownership of the Company. Optionee may receive a return if dividends are paid. The Shares are in a privately-held company and, as of April 2023, are not quoted on any public stock exchange. This means that Optionee may not be able to sell the Shares in an arm’s length transaction on the open market.
If the Company runs into financial difficulties and is wound up, Optionee will be paid, if at all, only after all creditors and holders of preference shares (if any) have been paid. Optionee may lose some or all of Optionee’s investment, if any.

New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, Optionee may not be given all the information usually required. Optionee will also have fewer other legal protections for this investment.
Upon request to the Company and free of charge, Optionee has a right to receive a copy of the Company’s annual report (if any), recent financial statements, and any auditor’s report. The Company may provide these documents to Optionee by electronic means or by informing Optionee of where such documents may be accessed (i.e., a website or employee intranet portal). The Company is required to satisfy Optionee’s request for any of the above mentioned documents within five (5) business days of receiving such request.
Optionee should ask questions, read all documents carefully, and seek independent financial advice before making a commitment.
PORTUGAL
Terms and Conditions
Language Consent. Optionee hereby expressly declares that he or she has full knowledge of the English language and has read, understood and fully accepted and agreed with the terms and conditions established in the Plan and the Agreement.
Conhecimento da Lingua. O Contratado, pelo presente instrumento, declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Plano e no Acordo.
Notifications
Exchange Control Information. Optionee will be required to report the acquisition and sale of Shares to the Bank of Portugal for statistical purposes. In the event Shares are deposited into a Portuguese financial intermediary, the intermediary will be obligated to fulfill this reporting requirement.
SINGAPORE
Terms and Conditions
Exercise Period. This provision supplements Section 2 of the Stock Option Agreement.
Optionee hereby agrees that Shares acquired upon exercise of this Option will not be offered for sale in Singapore prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) and in accordance with the conditions of any other applicable provision of the SFA.
Notifications
Securities Law. This Option is being granted to Optionee in reliance on the “Qualifying Person” exemption under section 273(1)(f) of the SFA, is exempt from the prospectus and registration requirements under the SFA and is not made to Optionee with a view to this Option or underlying Shares being subsequently offered for sale to any other party. The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore.
Director Notification Obligation. Directors (including alternate, substitute, associate and shadow directors) of a Singapore Parent or Subsidiary of the Company are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify such entity in writing within two business days of any of the following events: (i) the acquisition or disposal of an interest (e.g., Options granted under the Plan or Shares) in the Company or any Parent or Subsidiary of the Company, (ii) any change in previously-disclosed interests (e.g., sale of Shares), or (iii) becoming a director, associate director or shadow director of a Parent or Subsidiary of the Company in Singapore, if the individual holds such an interest at that time. These notification requirements apply regardless of whether the directors are residents of or employed in Singapore.
SPAIN
Terms and Conditions
Additional Acknowledgements and Agreements. This provision supplements Section 7 of this Addendum.
By accepting this Option, Optionee consents to participation in the Plan and acknowledges that he or she has received a copy of the Plan. Optionee understands that the Company has unilaterally, gratuitously and discretionally decided to grant Options under the Plan to eligible service providers of the Company and its Parent and Subsidiaries throughout the world. This decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any Parent or Subsidiary of the Company other than as expressly set forth in this Agreement. Consequently, Optionee understands that the Options are granted on the assumption and condition that the Options and any Shares acquired under the Plan are not part of any employment or service contract (either with the Company or with any Parent or Subsidiary of the Company) and shall not be considered a mandatory benefit, salary or compensation for any purpose (including severance compensation) or any other right whatsoever.
Further, Optionee understands and agrees that, unless otherwise expressly provided for by the Company or set forth in the Plan or this Agreement, the Option will be cancelled without entitlement to any Shares underlying the Option if Optionee is Terminated for any reason, including, but not limited to: resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a “despido improcedente”), material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, or under Article 10.3 of Royal Decree 1382/1985.
In addition, Optionee understands that this grant would not be made to Optionee but for the assumptions and conditions referred to above; thus, Optionee acknowledges and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of, or right to, the Option shall be null and void.
Notifications
Securities Law Information. The Option grant described in this Agreement does not qualify under Spanish regulations as a security. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of the Option. This Agreement has not been, nor will it be, registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering or prospectus.
Exchange Control Information. Optionee must declare the acquisition of Shares to the Register for Investments of the Ministry of Economy and Competitiveness on Form D-5 within one month of the acquisition of Shares. Note the requirements will be different if the Shares become publicly traded.
In addition, Optionee may be required to electronically declare to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including Shares acquired under the Plan), and any transactions with non-Spanish residents (including any payments of Shares made pursuant to the Plan), depending on the balances in such accounts together with the value of such instruments as of December 31 of the relevant year, or the volume of transactions with non-Spanish residents during the relevant year.
Foreign Asset and Account Reporting Information. To the extent that Optionee holds rights or assets (e.g., cash or Shares held in a bank or brokerage account) outside Spain with a value in excess of €50,000 per type of right or asset as of December 31 of each year (or at any time during the year in which Optionee sells or disposes of such rights or assets), Optionee is required to report information on such rights and assets on his or her tax return for such year. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000. Optionee should consult with his or her personal tax advisor to ensure compliance with applicable reporting requirements.
SWEDEN
Terms and Conditions
Responsibility for Taxes. Without limiting the Company’s and the Employer’s authority to satisfy their withholding requirements for Tax-Related Obligations as set forth in the Agreement, by accepting the Option, Optionee authorizes the Company and/or the Employer to withhold or sell Shares otherwise deliverable to Optionee upon exercise to satisfy Tax-Related Obligations, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax-Related Obligations.
UNITED ARAB EMIRATES
Notifications
Securities Law Information. The Option granted under the Plan is being offered only to eligible service providers of the Company and its Parent and Subsidiaries and is in the nature of providing equity incentives to eligible service providers of the Company and its Parent and Subsidiaries. Any documents related to the Option, including the Plan and the Agreement and any other grant documents (“Award Documents”), are intended for distribution only to such eligible service providers and must not be delivered to, or relied on by, any other person. The United Arab Emirates securities or financial/economic authorities have no responsibility for reviewing or verifying any Award Documents and have not approved the Award Documents nor taken steps to verify the information set out in them, and thus, are not responsible for their content. Optionee should, as a prospective stockholder, conduct his or her own due diligence on the securities. If Optionee does not understand the contents of the Award Documents, Optionee should consult an authorized financial advisor.

UNITED KINGDOM
Terms and Conditions
The following terms and conditions apply only if Optionee is an Employee. No grants under this Agreement will be made to Consultants or Directors resident in the United Kingdom, and any such purported grant will be void ab initio and of no force or effect.
Responsibility for Taxes. Optionee agrees that Optionee is liable for all Tax-Related Obligations and hereby covenants to pay all such Tax-Related Obligations, as and when requested by the Company or the Employer or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). Optionee also agrees to place the Company and the Employer in funds, and to indemnify and to keep indemnified the Company and the Employer, in respect of any Tax-Related Obligations for which they are otherwise liable or that they are required to pay or withhold on Optionee’s behalf or have paid or will pay to HMRC (or any other tax authority or any other relevant authority), including, without limitation, all liability to national insurance contributions (“NICs”) (including secondary Class 1 (employer’s) NICs for which Optionee is liable) and, if so required by the Company and/or the Employer, all liability to NICs for which the Company and/or the Employer is/are liable that arises as a consequence of or in connection with Optionee’s award. If payment or withholding of the Tax-Related Obligations due in connection with the Option is not made within ninety (90) days after the end of the year in which the tax event occurs, or such other period specified in U.K. tax law, the amount of any uncollected Tax-Related Obligations will constitute a loan owed by Optionee to the Company and/or the Employer, bearing interest at then-current official rate of HMRC.
Notwithstanding the foregoing, if Optionee is a director or executive officer of the Company within the meaning of Section 13(k) of the Exchange Act, the terms of the immediately foregoing provision will not apply. In the event that Optionee is a director or executive officer within the meaning of Section 13(k) of the Exchange Act and income tax is not collected from or paid by Optionee within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute a benefit to Optionee on which additional Tax-Related Obligations, including, without limitation, income tax and NICs, may be payable. Optionee understands that Optionee will be responsible for reporting any Tax-Related Obligations due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Employer (as applicable) for the value of any employee NICs due on this additional benefit, which the Company or the Employer may recover from Optionee by any of the means referred to in the Plan or the Agreement.
Optionee further agrees to permit the Company (a) to sell at the best price at which it can reasonably obtain such number of shares allocated or allotted to Optionee following exercise of the Option as will provide the Company an amount equal to Optionee’s U.K. Tax-Related Obligations and (b) to withhold an amount not exceeding the U.K. Tax-Related Obligations from any amount paid or payable to Optionee.
Section 431 Election. Optionee agrees, as a condition of participation in the Plan and the exercise of this Option, except as provided below, that Optionee shall, jointly with the Company or the Employer (as applicable), enter into a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that Optionee will not revoke such election at any time. This election will be to treat any Shares acquired pursuant to the exercise of this Option as if such Shares were not “Restricted Securities” (for U.K. tax purposes only). If Optionee is required to but does not enter into such an election prior to the exercise of the Option, Optionee will not be entitled to exercise the Option and no Shares will be issued to Optionee, without any liability to the Company or Optionee’s employer. The form of 431 election is attached to this Addendum as Attachment 1.
If Optionee exercises the Options at a time when the Shares are considered to be “readily convertible assets” and are publicly traded, quoted or listed on a recognized exchange or securities market, Optionee shall not be required to enter into a Section 431 Election as a condition of participation in the Plan and the exercise of the Option.
NIC Joint Election. Optionee agrees, as a condition of Optionee’s participation in the Plan and the exercise of the Option or receipt of any benefit in connection with the Option, to accept any liability for secondary Class 1 NICs that may be payable by the Company or the Employer (or any successor to the Company or the Employer) in connection with the Option and any event giving rise to Tax-Related Obligations (the “Employer’s Liability”). Without prejudice to the foregoing, Optionee agrees to enter into the following joint election with the Company, the form of such joint election being formally approved by HMRC (the “Joint Election”), and any other required consent or elections. Optionee further agrees to enter into such other Joint Elections as may be required between Optionee and any successor to the Company and/or the Employer for the purpose of continuing the effectiveness of the Joint Election. Optionee further agrees that the Company and/or the Employer may collect the Employer’s Liability from Optionee by any of the means set forth in this Agreement.
If Optionee does not enter into the Joint Election prior to the exercise of the Option or any other event giving rise to Tax-Related Obligations, Optionee will not be entitled to exercise the Option and receive Shares (or receive any benefit in connection with the Option) unless and until he or she enters into the Joint Election, and no Shares or other benefit will be issued to him or her under the Plan, without any liability to the Company or the Employer.
IMPORTANT NOTE: By accepting the Option (whether by signing this Agreement or via the Company’s online acceptance procedures), Optionee is agreeing to be bound by the terms of the Joint Election and the Section 431 Election. Optionee should read the terms of the Joint Election and the Section 431 Election carefully before accepting the Agreement, the Joint Election and the Section 431 Election. If requested by the Company, Optionee agrees to execute the Joint Election and/or the Section 431 Election in hard copy even if Optionee has accepted the Agreement through the Company’s electronic acceptance procedure. By entering into the Joint Election: Optionee is agreeing that any employer’s NICs liability that may arise in connection with the Option will be transferred to the Optionee, and Optionee is authorizing the Employer or the Company to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from Optionee’s salary or other payments due or the sale of sufficient shares acquired pursuant to the Options.

Navan, Inc.
Attachment 1 to U.K. Section of the Addendum
Joint Election under section 431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003
1.    Between
Optionee, _____, who has obtained authorized access to the joint election and Navan Labs UK Limited, of Company Registration Number 11250234 (who is Optionee’s employer).
2.    Purpose of Election
This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.
The effect of an election under section 431(1) is that, for the relevant income tax and National Insurance contribution (“NICs”) purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Additional income tax will be payable (with PAYE and NICs where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.    Application
This joint election is made not later than 14 days after the date of acquisition of the securities by Optionee and applies to:

Number of securities:	All securities

Description of securities	Shares of Common Stock of Navan, Inc.

Name of issuer of securities	Navan, Inc.
To be acquired by Optionee on or after the date of this Election under the terms of the Navan, Inc. 2015 Equity Incentive Plan.
4.    Extent of Application
This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.

5.    Declaration
This election will become irrevocable upon the later of its execution or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.
In signing this joint election, we agree to be bound by its terms as stated above.

………………………………………..	…./…./……….
Signature (Optionee)	Date

………………………………………..	…./…./……….
Signature (for and on behalf of Navan Labs UK Limited)	Date

………………………………………..
Position in Navan Labs UK Limited
Note:    Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between Optionee and Optionee’s employer in respect of that and any later acquisition.

Navan, Inc.
Attachment 2 to U.K. Section of the Addendum
Important Note on the Election to Transfer Employer’s National Insurance Liability to the Employee
If Optionee is or may be liable for National Insurance contributions (“NICs”) in the United Kingdom in connection with Optionee’s participation in the Navan, Inc. 2015 Equity Incentive Plan (the “Plan”), Optionee is required to enter into a Joint Election for the Transfer of Liability for Employer National Insurance Contributions (“employer NICs”) to Optionee (the “Election”). The Election acts to transfer to Optionee any liability for employer NICs that may arise in connection with Optionee’s participation in the Plan. By accepting the Options (whether by clicking to ACCEPT the Option where indicated in the Company’s electronic acceptance procedure or by signing the Notice of Stock Option Grant in hard copy) or by entering into the Election:
•Optionee agrees that any employer NICs liability that may arise in connection with Optionee’s participation in the Plan will be transferred to Optionee;
•Optionee authorises his or her employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from Optionee’s salary or other payments due or the sale of sufficient shares acquired pursuant to Optionee’s awards; and
•Optionee acknowledges that even if Optionee has clicked ACCEPT where indicated, the Company or Optionee’s employer may still require Optionee to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.
The Election is attached hereto. Optionee should read the Election carefully.

Election to Transfer the Employer’s National Insurance Liability to the Employee
1.    PARTIES
This Election to Transfer the Employer’s National Insurance Liability to the Employee (this “Election”) is between:
(A)    The individual who has gained access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options (“Options”) pursuant to the terms and conditions of the Navan, Inc. 2015 Equity Incentive Plan, as may be amended from time to time (the “Plan”), and
(B)    Navan, Inc. of 1501 Page Mill Road, Building 1 (Upper), Palo Alto, CA 94304, U.S.A. (the “Company”), which may grant Options under the Plan and is entering into this Election on behalf of the Employer.
2.    PURPOSE OF ELECTION
2.1    This Election relates to all Options granted to the Employee under the Plan up to the termination date of the Plan.
2.2    In this Election the following words and phrases have the following meanings:
“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.
“Relevant Employment Income” from Options on which the Employer’s National Insurance Contributions becomes due is defined as:
(i)    an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);
(ii)    an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or
(iii)    any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:
(A)    the acquisition of securities pursuant to the Options (within the meaning of section 477(3)(a) of ITEPA);
(B)    the assignment (if applicable) or release of the Options in return for consideration (within the meaning of section 477(3)(b) of ITEPA);
(C)    the receipt of a benefit in connection with the Options, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).
“SSCBA” means the Social Security Contributions and Benefits Act 1992. “Taxable Event” means any event giving rise to Relevant Employment Income.

2.3    This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Options pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.
2.4    This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.
2.5    This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).
2.6    Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Stock Option Agreement pursuant to which the Options were granted. This Election will have effect in respect of the Options and any awards which replace or replaced the Options following their grant in circumstances where section 483 of ITEPA applies.
3.    ELECTION
The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by accepting the Options, (whether by clicking to ACCEPT the Option where indicated in the Company’s electronic acceptance procedure or by signing the Notice of Stock Option Grant in hard copy) or by signing this Election (whether electronically or in hard copy), he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.
4.    PAYMENT OF THE EMPLOYER’S LIABILITY
4.1    The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:
(i)    by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or
(ii)    directly from the Employee by payment in cash or cleared funds; and/or
(iii)    by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Options; and/or
(iv)    by any other means specified in the Stock Option Agreement pursuant to which the Options were granted.
4.2    The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Options to the Employee until full payment of the Employer’s Liability is received.

4.3    The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within fourteen (14) days after the end of the UK tax month during which the Taxable Event occurs (or within seventeen (17) days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).
5.    DURATION OF ELECTION
5.1    The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.
5.2    This Election will continue in effect until the earliest of the following:
(i)    the Employee and the Company agree in writing that it should cease to have effect;
(ii)    on the date the Company serves written notice on the Employee terminating its effect;
(iii)    on the date HM Revenue and Customs withdraws approval of this Election; or (iv) after due payment of the Employer’s Liability in respect of the entirety of the Options to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

Acceptance by the Employee
The Employee acknowledges that by accepting the Options (whether by clicking to ACCEPT the Option where indicated in the Company’s electronic acceptance procedure or by signing the Notice of Stock Option Grant in hard copy) or by signing this Election, (whether electronically or in hard copy) the Employee agrees to be bound by the terms of this Election.
Signed
_______________________________________
The Employee
Acceptance by the Company
The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.
Signed for and on behalf of the Company
_______________________________________
Howard Baik
General Counsel and Corporate Secretary
(Or Designee)

SCHEDULE OF EMPLOYER COMPANIES
The following are the employing companies to which this Joint Election may apply:
Navan Labs UK Limited

Registered Office:	Ground Floor, 26 Hatton Garden, London EC1N 8BR

Company Registration Number:	11250234

Corporation Tax Reference:	7772617558

PAYE Reference:	120/SB77025

Reed & Mackay Travel Limited

Registered Office:	Nexus Place, 25 Farringdon Street, London, EC4A 4AF

Company Registration Number:	00963087

Corporation Tax Reference:

PAYE Reference:

ANNEX A
FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT

STOCK OPTION EXERCISE NOTICE AND AGREEMENT
INTERNATIONAL
NAVAN, INC.
2015 EQUITY INCENTIVE PLAN
*NOTE: You must sign this Notice on Page 3 before submitting it to Navan, Inc. (the “Company”).
OPTIONEE INFORMATION: Please provide the following information about yourself (“Optionee”):

Name: ______________________________	Social Security Number: _____________________

Address: ____________________________	Employee Number: _________________________

____________________________________	Email Address: ____________________________
OPTION INFORMATION: Please provide this information on the option being exercised (the “Option”):

Grant No.

Date of Grant:	Type of Stock Option:

Option Price per Share:

Total number of shares of Common Stock of the Company subject to the Option:
EXERCISE INFORMATION:
Number of shares of Common Stock of the Company for which the Option is now being exercised ______. (These shares are referred to below as the “Purchased Shares.”)
Total Exercise Price Being Paid for the Purchased Shares: US$____________
Form of payment [check all that apply*]:
☐    Check for US$_____________, payable to “Navan, Inc.”
☐    Certificate(s) for _________________ shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]
☐    ACH
*If you are a non-U.S. Optionee, please see the Company for permitted forms of payment.
AGREEMENTS, REPRESENTATIONS AND ACKNOWLEDGMENTS OF OPTIONEE: By signing this Stock Option Exercise Notice and Agreement, Optionee hereby agrees with, and represents to, the Company as follows:

1.Terms Governing. I acknowledge and agree with the Company that I am acquiring the Purchased Shares by exercise of this Option subject to all other terms and conditions of the Notice of Stock Option Grant and the Stock Option Agreement that govern the Option, including without limitation the terms of the Company’s 2015 Equity Incentive Plan, as it may be amended (the “Plan”).
2.Investment Intent; Securities Law Restrictions. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption from such registration requirement and that the Purchased Shares must be held by me indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required. I acknowledge that the Company is under no obligation to register the Purchased Shares under the Securities Act or under any other securities law.
3.Restrictions on Transfer: Rule 144. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder (including Rule 144 under the Securities Act described below “Rule 144”)) or of any other applicable securities laws. I am aware of Rule 144, which permits limited public resales of securities acquired in a non-public offering, subject to satisfaction of certain conditions, which include (without limitation) that: (a) certain current public information about the Company is available; (b) the resale occurs only after the holding period required by Rule 144 has been met; (c) the sale occurs through an unsolicited “broker’s transaction”; and (d) the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.
4.Access to Information; Understanding of Risk in Investment. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.
5.Rights of First Refusal; Market Stand-off. I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal and the market stand-off covenants (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and the Stock Option Agreement that govern the Option.
6.Form of Ownership. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership of the Purchased Shares that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

7.Investigation of Tax Consequences. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.
8.Other Tax Matters. I agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options (including the Option) are exempt from Section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Common Stock at the time the option was granted by the Board. Since shares of the Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Board and/or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.
9.Spouse Consent. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.
10.Tax Withholding. As a condition of exercising this Option, I agree to make adequate provision for for all applicable foreign, federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account, withholding and other tax-related items, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of the Purchased Shares, whether by withholding, direct payment to the Company, or otherwise.
11.Regulation S. If Optionee’s address is an address located outside of the United States, Optionee will make the following additional representations, warranties and agreements:
(a)    Non-U.S. Person. I am not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Purchased Shares to me was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and I am not acquiring the Purchased Shares for the account or benefit of any U.S. Person.
(b)    No Offer or Sale. I will not, during the Restricted Period applicable to the Purchased Shares set forth in the legend set forth below (the “Restricted Period”) and to any certificate representing the Purchased Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S.
(c)    Registration or Exemption. I will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Purchased Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws.
(d)    No Transfer in Violation of Restrictions; Legend. I acknowledge and agree that the Company shall not register the transfer of the Purchased Shares in violation of these restrictions. I acknowledge and agree that the certificates evidencing the Purchased Shares will bear the legend set forth below (in addition to any other legend required by applicable federal, state or foreign securities laws or provided in any other agreement with the Company:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGIS- TERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO A DATE THAT IS ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. PARTICIPANTS OF SHARES PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.
The undersigned hereby executes and delivers this Stock Option Exercise Notice and Agreement and agrees to be bound by its terms

SIGNATURE OF OPTIONEE:	DATE:

Optionee's Name:

SIGNATURE FOR COMPANY:	DATE:

Name, Title:
[Signature Page to Stock Option Exercise Notice and Agreement]